EXHIBIT 10.2


                        CREDIT AGREEMENT
                  Dated as of September 3, 2003
                              Among
                     BUCKEYE PARTNERS, L.P.
                          as Borrower,
                         SUNTRUST BANK,
                    as Administrative Agent,
                               and
                  THE LENDERS SIGNATORY HERETO
         $100,000,000 364-DAY REVOLVING CREDIT FACILITY
_________________________________________________________________
                          _____________
                   SUNTRUST ROBINSON HUMPHREY,
          a division of SunTrust Capital Markets, Inc.,
                      as Sole Lead Arranger

                          BNP PARIBAS,
                      as Syndication Agent,
                 NATIONAL AUSTRALIA BANK LIMITED
                               and
                  KEYBANK NATIONAL ASSOCIATION,
                   as Co-Documentation Agents


                        TABLE OF CONTENTS

ARTICLE I DEFINITIONS AND ACCOUNTING MATTERS                    1

     SECTION 1.01. CERTAIN DEFINED TERMS.                       1
     SECTION 1.02. ACCOUNTING TERMS AND DETERMINATIONS.        18

ARTICLE II COMMITMENTS                                         18

     SECTION 2.01. LOANS.                                      18
     SECTION 2.02. BORROWINGS, CONTINUATIONS AND CONVERSIONS
                 OF LOANS.                                     19
     SECTION 2.03. CHANGES OF COMMITMENTS                      20
     SECTION 2.04. RENEWAL OF COMMITMENTS.                     20
     SECTION 2.05. FEES.                                       21
     SECTION 2.06. SEVERAL OBLIGATIONS.                        22
     SECTION 2.07. NOTELESS AGREEMENT; EVIDENCE OF
                 INDEBTEDNESS.                                 22
     SECTION 2.08. PREPAYMENTS.                                22
     SECTION 2.09. LENDING OFFICES.                            23

ARTICLE III PAYMENTS OF PRINCIPAL AND INTEREST                 23

     SECTION 3.01. REPAYMENT OF LOANS.                         23
     SECTION 3.02. INTEREST.                                   23

ARTICLE IV PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.    24

     SECTION 4.01. PAYMENTS.                                   24
     SECTION 4.02. PRO RATA TREATMENT.                         25
     SECTION 4.03. COMPUTATIONS.                               25
     SECTION 4.04. NON-RECEIPT OF FUNDS BY THE AGENT.          25
     SECTION 4.05. SET-OFF, SHARING OF PAYMENTS, ETC.          26
     SECTION 4.06. TAXES.                                      26

ARTICLE V YIELD PROTECTION                                     28

     SECTION 5.01. ADDITIONAL COSTS.                           28
     SECTION 5.02. BASIS UNAVAILABLE OR INADEQUATE FOR LIBOR
                 RATE.                                         29
     SECTION 5.03. ILLEGALITY.                                 30
     SECTION 5.04. BASE RATE LOANS                             30
     SECTION 5.05. COMPENSATION.                               30
     SECTION 5.06. REPLACEMENT LENDERS.                        31

ARTICLE VI CONDITIONS PRECEDENT                                32

     SECTION 6.01. INITIAL FUNDING.                            32
     SECTION 6.02. INITIAL AND SUBSEQUENT LOANS.               33
     SECTION 6.03. CONDITIONS PRECEDENT TO EACH EXTENSION OF
                 TERMINATION DATE.                             33
     SECTION 6.04. CONDITIONS PRECEDENT FOR THE BENEFIT OF
                 LENDERS.                                      34
     SECTION 6.05. NO WAIVER.                                  34

ARTICLE VII REPRESENTATIONS AND WARRANTIES                     34

     SECTION 7.01. EXISTENCE.                                  34
     SECTION 7.02. FINANCIAL CONDITION.                        35
     SECTION 7.03. LITIGATION.                                 35
     SECTION 7.04. NO BREACH.                                  35
     SECTION 7.05. AUTHORITY.                                  36
     SECTION 7.06. APPROVALS.                                  36
     SECTION 7.07. USE OF LOANS.                               36
     SECTION 7.08. ERISA.                                      36
     SECTION 7.09. TAXES.                                      38
     SECTION 7.10. TITLES, ETC.                                38
     SECTION 7.11. NO MATERIAL MISSTATEMENTS.                  38
     SECTION 7.12. INVESTMENT COMPANY ACT.                     39
     SECTION 7.13. PUBLIC UTILITY HOLDING COMPANY ACT.         39
     SECTION 7.14. SUBSIDIARIES.                               39
     SECTION 7.15. LOCATION OF BUSINESS AND OFFICES.           39
     SECTION 7.16. DEFAULTS.                                   39
     SECTION 7.17. ENVIRONMENTAL MATTERS.                      39
     SECTION 7.18. COMPLIANCE WITH THE LAW.                    41
     SECTION 7.19. INSURANCE.                                  41
     SECTION 7.20. MATERIAL AGREEMENTS.                        41
     SECTION 7.21. PARTNERSHIP AGREEMENT.                      41
     SECTION 7.22. OWNERSHIP OF PARTIES.                       41

ARTICLE VIII AFFIRMATIVE COVENANTS                             42

     SECTION 8.01. REPORTING REQUIREMENTS.                     42
     SECTION 8.02. LITIGATION.                                 43
     SECTION 8.03. MAINTENANCE, ETC.                           44
     SECTION 8.04. ENVIRONMENTAL MATTERS.                      44
     SECTION 8.05. FURTHER ASSURANCES.                         45
     SECTION 8.06. PERFORMANCE OF OBLIGATIONS.                 45
     SECTION 8.07. ERISA INFORMATION AND COMPLIANCE.           45

ARTICLE IX NEGATIVE COVENANTS                                  46

     SECTION 9.01. DEBT.                                       46
     SECTION 9.02. LIENS.                                      47
     SECTION 9.03. INVESTMENTS, LOANS AND ADVANCES.            47
     SECTION 9.04. DISTRIBUTIONS AND REDEMPTIONS.              48
     SECTION 9.05. SALES AND LEASEBACKS.                       48
     SECTION 9.06. NATURE OF BUSINESS.                         49
     SECTION 9.07. RESTRICTIVE AGREEMENTS.                     49
     SECTION 9.08. MERGERS, ETC.                               49
     SECTION 9.09. PROCEEDS OF THE LOANS.                      49
     SECTION 9.10. ERISA COMPLIANCE.                           50
     SECTION 9.11. SALE OR DISCOUNT OF RECEIVABLES.            51
     SECTION 9.12. FUNDED DEBT RATIO.                          51
     SECTION 9.13. FIXED CHARGE COVERAGE RATIO.                51
     SECTION 9.14. SALE OF PROPERTIES.                         51
     SECTION 9.15. ENVIRONMENTAL MATTERS.                      52
     SECTION 9.16. TRANSACTIONS WITH AFFILIATES.               52
     SECTION 9.17. PARTNERSHIP AGREEMENTS.                     52
     SECTION 9.18. SENIOR NOTES.                               52

ARTICLE X EVENTS OF DEFAULT; REMEDIES                          52

     SECTION 10.01. EVENTS OF DEFAULT.                         52
     SECTION 10.02. REMEDIES.                                  54

ARTICLE XI THE AGENT                                           55

     SECTION 11.01. THE AGENT.                                 55
     SECTION 11.02. EXPENSES.                                  56
     SECTION 11.03. PROPORTIONATE ABSORPTION OF LOSSES.        57
     SECTION 11.04. DELEGATION OF DUTIES; RELIANCE.            57
     SECTION 11.05. LIMITATION OF THE AGENT'S LIABILITY.       57
     SECTION 11.06. EVENT OF DEFAULT.                          58
     SECTION 11.07. LIMITATION OF LIABILITY.                   59
     SECTION 11.08. OTHER AGENTS.                              59
     SECTION 11.09. RELATIONSHIP OF LENDERS.                   59
     SECTION 11.10. BENEFITS OF AGREEMENT.                     59

ARTICLE XII MISCELLANEOUS                                      59

     SECTION 12.01. WAIVER.                                    59
     SECTION 12.02. NOTICES.                                   59
     SECTION 12.03. PAYMENT OF EXPENSES, INDEMNITIES, ETC.     60
     SECTION 12.04. AMENDMENTS, ETC.                           62
     SECTION 12.05. SUCCESSORS AND ASSIGNS.                    63
     SECTION 12.06. ASSIGNMENTS AND PARTICIPATIONS.            63
     SECTION 12.07. INVALIDITY.                                65
     SECTION 12.08. COUNTERPARTS.                              65
     SECTION 12.09. REFERENCES.                                65
     SECTION 12.10. SURVIVAL.                                  66
     SECTION 12.11. CAPTIONS.                                  66
     SECTION 12.12. NO ORAL AGREEMENTS.                        66
     SECTION 12.13. GOVERNING LAW; SUBMISSION TO
                 JURISDICTION.                                 66
     SECTION 12.14. INTEREST.                                  68
     SECTION 12.15. CONFIDENTIALITY.                           68
     SECTION 12.16. EXCULPATION PROVISIONS.                    69
     ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I   - LIST OF PERCENTAGE SHARES AND REVOLVING CREDIT
COMMITMENTS
EXHIBIT A - FORM OF BORROWING, CONTINUATION AND CONVERSION
REQUEST
EXHIBIT B - FORM OF COMPLIANCE CERTIFICATE
EXHIBIT C - FORM OF ASSIGNMENT AGREEMENT
EXHIBIT D-1 - RESTRICTED SUBSIDIARIES AS OF THE DATE HEREOF EXHIBIT D-2 - UNRESTRICTED SUBSIDIARIES AS OF THE DATE HEREOF EXHIBIT E - FORM OF GUARANTY

SCHEDULE 7.02  -    LIABILITIES
SCHEDULE 7.03  -    LITIGATION
SCHEDULE 7.10  -    TITLES, ETC.
SCHEDULE 7.14  -    SUBSIDIARIES AND PARTNERSHIPS
SCHEDULE 7.17  -    ENVIRONMENTAL MATTERS
SCHEDULE 7.22 -     STRUCTURE AND OWNERSHIP OF SUBSIDIARIES
SCHEDULE 9.01  -    DEBT
SCHEDULE 9.02  -    LIENS
SCHEDULE 9.03  -    INVESTMENTS, LOANS AND ADVANCES

     THIS CREDIT AGREEMENT (as amended , supplemented and modified from time to time, this "Agreement") is entered into as of September 3, 2003, among BUCKEYE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or that becomes a signatory hereto as provided in Section 12.06 (together with their successors and assigns, the "Lenders"); SUNTRUST BANK ("SunTrust"), as administrative agent for the Lenders (in such, capacity, together with its successors in such capacity, the "Agent").

                         R E C I T A L S

     A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

     B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                            ARTICLE I
               DEFINITIONS AND ACCOUNTING MATTERS

     SECTION 1.01.  Certain Defined Terms.

     As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

          "Additional Costs" shall have the meaning assigned such term in Section 5.01(a).

            "Affected Loans" shall have the meaning assigned such term in Section 5.04.

          "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

          "Agent" shall have the meaning assigned such term in the preamble to this Agreement.

          "Agreement" shall have the meaning assigned such term in the preamble to this Agreement.

          "Aggregate Revolving Credit Commitments" at any time shall equal the sum of the Revolving Credit Commitments of the Lenders, as the same may be reduced pursuant to
     Section 2.03(a).

          "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

          "Applicable Margin" shall mean, for any LIBOR Loan or any Base Rate Loan, (i) on any date the Utilization Percentage equals or is less than 50%, the LIBOR Margin or Base Rate Margin interest rate per annum set forth below in the columns identified as Level 1, Level 2, Level 3, Level 4 and Level 5, and (ii) on any date the Utilization Percentage exceeds 50%, the Utilized LIBOR Margin or Utilized Base Rate Margin interest rate per annum set forth below in the columns identified as Level 1, Level 2, Level 3, Level 4 and Level 5, in each case, determined by reference to the Reference Rating.

                Level 1   Level 2   Level 3   Level 4   Level 5
     S&P       Reference Reference Reference Reference Reference
                Rating    Rating    Rating    Rating    Rating
   Moody's     at least  Less than Less than Less than   below
                 A-/A3    Level 1   Level 2   Level 3  Level 4*
                          but at    but at    but at
                           least     least   least BBB-
                         BBB+/Baa1 BBB/Baa2    /Baa3
Interest Rate Per Annum
LIBOR Margin    0.650%    0.750%    0.875%    1.025%    1.400%
Base Rate       0.000%    0.000%    0.000%    0.000%    0.000%
Margin
Utilized        0.750%    0.875%    1.000%    1.150%    1.575%
LIBOR Margin
Utilized Base   0.100%    0.125%    0.125%    0.125%    0.175%
Rate Margin

                                                       *or
unrated

          Any change in the Applicable Margin will be effective as of the date on which S&P or Moody's, as the case may be, announces any change in the ratings used to determine the Reference Rating.

           "Assignment Agreement" shall have the meaning assigned such term in Section 12.06(b).

          "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% and (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

          "BMC" shall mean Buckeye Management Company, a Delaware corporation.

          "BPLC" shall mean Buckeye Pipe Line Company, a Delaware corporation.

          "Borrower" shall have the meaning assigned such term in the preamble to this Agreement.

          "Borrower Partnership Agreement" shall mean the Amended
     and   Restated  Agreement  of  Limited  Partnership  of  the
     Borrower, dated as of December 31, 1998, as amended from time to time.

          "Buckeye Pipe Line Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Buckeye Pipe Line Company, L.P., dated as of December 23, 1986, as amended on August 12, 1997, as amended and restated on March 25, 1998, and as it may be amended from time to time.

          "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in Georgia or New York and, if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "CERCLA"  shall  mean  the Comprehensive  Environmental
     Response, Compensation and Liability Act of 1980, 42  U.S.C.
      9601 et seq.

          "Change of Control" shall mean either (i) a change resulting when any Unrelated Person or any Unrelated Persons acting together that would constitute a Group together with any Affiliates thereof (in each case also constituting Unrelated Persons) shall at any time Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of BMC, (ii) BMC or Glenmoor, Ltd. shall cease to own 100% of the outstanding stock of BPLC on a fully diluted basis or (iii) BPLC shall cease to own 100% of the general partnership interest of the Borrower. As used herein (A) "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (B) "Group" means a "group" for purposes of
     Section 13(d) of the Securities Exchange Act of 1934, as amended; (C) "Unrelated Person" means at any time any Person other than (1) Glenmoor, Ltd. and the stockholders thereof as of the date hereof, (2) their respective spouses, lineal descendants, and spouses of their lineal descendants,
     (3)  the estates of the Persons described in clauses (1) and
     (2), and (4) trusts established solely for the benefit of any Person or Persons described in clauses (1) and (2); and
     (D) "Voting Stock" of any Person shall mean capital stock of such Person that ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Closing Date" shall mean the date on which the conditions precedent described in Section 6.01 to the Initial Funding shall be satisfied or waived.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

          "Commitment" shall mean, for any Lender, its obligation
     to   make  Loans  up  to  such  Lender's  Revolving   Credit
     Commitment in each case as such amount may be reduced from time to time pursuant to Section 2.03(a).

           "Compliance Certificate" shall mean a certificate from the Borrower substantially in the form of Exhibit B.

          "Consolidated Net Income" shall mean, with respect to any Person for any period, the aggregate of the net income (or loss) of such Person and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any other Person in which such Person or any of its Consolidated Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such Person and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to such Person or to a Consolidated Subsidiary of such Person, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP;
     (iii) the net income (or loss) of any other Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and
     (v) the cumulative effect of a change in accounting principles resulting in any gains or losses attributable to write-ups or write-downs of assets or liabilities.

          "Consolidated Subsidiaries" shall mean each Subsidiary of any Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

          "Debt" shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person or its Affiliate to make rental payments over the term of such lease, based on the purchase price or appraised value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor, provided that such obligations would be recorded as a liability under GAAP;
     (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of others or to purchase the Debt of others; (ix) obligations to deliver goods or services not in the ordinary course of business in consideration of advance payments; (x) obligations to pay for goods or services not in the ordinary course of business whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock;
     (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; and (xiii) all obligations of such Person under Hedging Agreements.

          "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United
     States of America.

          "EBITDA" shall mean for any Person for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income for such period: interest, taxes, depreciation, depletion, amortization and GP Incentive Compensation Payments; provided, however, with respect to the Borrower, if during any period the Borrower acquires any Person and such Person becomes a Restricted Subsidiary or the Borrower acquires all or substantially all of the assets of any Person, the EBITDA attributable to such Person or assets for such period determined on a pro forma basis (which determination, in each case, shall be subject to the approval of the Required Lenders, not to be unreasonably withheld) may be included in EBITDA for the calculation of the Funded Debt Ratio.

          "Environmental Law" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as
     amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, The Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, the Federal Insecticide, Fungicide, and Rodenticide Act, the Emergency Planning and Community Right-to-Know Act, the Rivers and Harbors Act, analogous state and local Governmental Requirements, and any analogous future enacted or adopted Governmental Requirement. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste," "hazardous waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste," "hazardous waste," or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

          "ERISA"  shall  mean  the  Employee  Retirement  Income
     Security Act of 1974, as amended from time to time and any successor statute.

          "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsection (b), (c), (m) or (o) of section 414 of the Code.

          "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in
     Section 4001(a)(2) of ERISA or the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC,
     (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan,
     (vi) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA, (vii) the failure by the Borrower, any Subsidiary or any ERISA Affiliate to make a payment to a Plan required under Section 302(f)(1) of ERISA, which failure results in the imposition of a lien for failure to make required payments, and (viii) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "Event of Default" shall have the meaning assigned such term in Section 10.01.

          "Excepted Liens" shall mean:

               (i)  Prior Liens;

               (ii) statutory Liens incidental to the conduct of business or the ownership of Properties of the Borrower and the Restricted Subsidiaries (including Liens in connection with worker's compensation, unemployment insurance and other like laws (other than ERISA Liens), warehousemen's and mechanics' and materialmen's liens and statutory landlord's liens) that in each case are incurred in the ordinary course of business and not in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of Property and that do not in any event materially impair the value or use of the Property encumbered thereby in the operation of the businesses of the Borrower and the Restricted Subsidiaries; provided in each case, that the obligation secured is not overdue or, if overdue, (A) is being contested by the Borrower or a Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Borrower or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Borrower or such Restricted Subsidiary or (B) such Liens in the aggregate do not secure obligations in the aggregate in excess of $1,000,000;

               (iii) the right reserved to, or vested in, any municipality or public authority or in any other Person by the terms of any right, power, franchise, privilege, grant, license, permit, easement or lease or by any provision of law, to terminate such right, power, franchise, privilege, grant, license, permit, easement or lease or to purchase or recapture, or to designate a purchaser of, any of the Properties or assets of the Borrower and the Restricted Subsidiaries;

               (iv) the Lien of any tax or assessment that is not at the time delinquent;

               (v) the Lien of any tax or assessment that is delinquent, but the validity of which is being diligently contested at the time by the Borrower or any Restricted Subsidiary in good faith, provided that the Borrower or such Restricted Subsidiary shall have established such reserves in such amounts as may be required under GAAP;

               (vi) any Lien or privilege vested in any grantor, lessor or licenser or permittor for rent or other charges due or for any other obligations or acts to be performed, the payment of which rent or other charges or performance of which other obligations or acts is required under leases, easements, rights-of-way, leases, licenses, franchises, privileges, grants or permits, so long as payment of such rent or the performance of such other obligations or acts is not delinquent or the requirement for such payment or performance is being contested in good faith by appropriate proceedings;

               (vii) defects and irregularities in the title to the Property of the Borrower or any Restricted Subsidiary that do not in the aggregate have a Material Adverse Effect;

               (viii) easements, exceptions or reservations in any Property of the Borrower or any Restricted Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes or for the joint or common use of real Property, facilities and equipment, that do not in the aggregate have a Material Adverse Effect;

               (ix) rights reserved to, or vested in any grantor, lessor, licenser, municipality or public authority to control or regulate any Property of the Borrower or any Restricted Subsidiary or to use any such Property, provided, that the Borrower or such Restricted Subsidiary shall not be in default in respect of any material obligation (except that the Borrower or such Restricted Subsidiary may be contesting any such obligation in good faith) to such grantor, lessor, licenser, municipality or public authority; and provided, further, that all such controls, Regulations and uses will not have a Material Adverse Effect;

               (x) any obligation or duty to any municipality or public authority with respect to any lease, easement, right-of-way, license, franchise, privilege, permit or grant;

               (xi) the Liens of any judgments in an aggregate amount not in excess of $500,000, or the Lien of any judgment the execution of which has been stayed, or which has been appealed and secured, if necessary, by the filing of an appeal bond;

               (xii) Liens or burdens imposed by any law or governmental regulation, including, without limitation, those imposed by environmental and zoning laws, ordinances, and regulations; provided, in each case, the Borrower or any Restricted Subsidiary is not in default in any material obligation (except that the Borrower or such Restricted Subsidiary may be contesting any such obligation in good faith) in respect of such Property; provided, further, that the existence of all such Liens and burdens does not have a Material Adverse Effect;

               (xiii) any pledge or deposit by the Borrower or any Restricted Subsidiary to secure payment of workers' compensation or insurance premiums, or in connection with tenders, bids, contracts or leases; or any deposits to secure public or statutory obligations; any pledge or deposit in connection with contracts with or made at the request of the United States of America or any state or agency or political subdivision thereof or for any purposes similar to any of those referred to in this clause (xiii); provided, in each case, the Borrower or such Restricted Subsidiary is not in default in any material obligation (except that the Borrower or such Restricted
          Subsidiary may be contesting any such obligation in good faith) in respect thereof;

               (xiv) the making of a deposit with or the giving of any form of security to any governmental agency or any body created or approved by law or Governmental Requirement in order to entitle the Borrower or any Restricted Subsidiary to maintain self-insurance;

               (xv) Liens securing Debt of the Borrower or any Restricted Subsidiary incurred or assumed in connection with the construction or acquisition of capital Improvements; provided that such Debt would be permitted under Section 9.01(e) hereof, and provided, further, that any such Lien shall not extend to any Property other than Property the construction or acquisition of which is financed by such Debt;

               (xvi) Liens securing all or any part of the purchase price, or securing Debt of the Borrower or any Restricted Subsidiary incurred or assumed to pay all or any part of the purchase price of Property acquired by the Borrower or any Restricted
          Subsidiary, or Liens existing on such Property immediately prior to its acquisition, including, without limitation, the Liens described in clause (xv) of this definition, provided, that
          (i) that any such Lien shall extend solely to the Property so acquired, (ii) the principal amount of Debt secured by any such Lien shall not exceed 100% of the fair market value of such Property (as reasonably determined by the Board of Directors of the General Partner) at the time of acquisition, (iii) any such Lien not existing on such Property immediately prior to its acquisition shall be created at the time of acquisition of such Property or within 60 days thereafter and (iv) the aggregate amount of all outstanding Debt secured by such Liens shall be permitted under Section 9.01(e);

               (xvii) Liens arising in connection with Sale-Leaseback Transactions permitted under Section 9.05; provided that any such Lien shall not extend to any Property other than Property being leased; and

               (xviii)   any Lien of the Trustee encumbering the Defeasance
          Trust (as defined in that certain Defeasance Trust Agreement, dated as of December 16, 1997 (the "Defeasance Trust Agreement"), among Buckeye Pipe Line Company, L.P., PNC Bank, National Association, and Douglas A. Wilson) and all funds and securities therein for the benefit of the holders of the Defeased Notes (as such term is defined in the Defeasance Trust Agreement).

          "Existing Credit Agreement" shall mean the 364-Day Credit Agreement, dated September 4, 2002, as amended, modified or supplemented from time to time, among the Borrower, the lenders from time to time parties thereto and SunTrust Bank, as agent for such lenders.

          "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest l/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

          "Fee Letter" shall mean that certain letter agreement from SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. and SunTrust to the Borrower, dated July 8, 2003, as the same may be amended or replaced from time to time, concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection herewith.

          "Financial   Statements"  shall  mean   the   financial
     statement or statements of the Borrower and its Consolidated
     Subsidiaries described or referred to in Section 7.02.

          "Fixed  Charge  Coverage Ratio" shall  mean  the  ratio
     (calculated quarterly as of the last day of each fiscal quarter) of (i) consolidated EBITDA of the Borrower (excluding EBITDA attributable to Unrestricted Subsidiaries) for the four fiscal quarters ending on such date (the "Base Period") to (ii) the sum of (A) all payments of principal (including the principal component of all payments in respect of lease obligations described in clause (v) of the definition of "Debt", but excluding payments of principal to be made with the proceeds of other Debt (i.e., refinancings)) payable by the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) during the four fiscal quarter period immediately succeeding the Base Period (the "Reference Period"), plus (B) interest expense payable by the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) during the Reference Period, plus (C) capital expenditures reasonably necessary to maintain the Property of the Borrower and its consolidated Subsidiaries (other than the Unrestricted Subsidiaries) in good working order during the Reference Period.

          "Funded Debt" shall mean for any Person, Debt of such Person (other than the type described in subsection (xiii) of the definition of Debt), less all obligations of such Person to pay the deferred purchase price of Property or services obtained in the ordinary course of business.

          "Funded Debt Ratio" shall mean the ratio (calculated quarterly at the end of each fiscal quarter) of (i) the consolidated Funded Debt of the Borrower (excluding Funded Debt of Unrestricted Subsidiaries) for the four fiscal quarters ending on such date to (ii) the consolidated EBITDA of the Borrower (excluding EBITDA attributable to Unrestricted Subsidiaries) for such four fiscal quarters.

          "GAAP"   shall   mean  generally  accepted   accounting
     principles in the United States of America in effect from time to time.

          "General Partner" shall mean BPLC.

          "Governmental Authority" shall mean the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or that exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities that exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Borrower, its Subsidiaries or any of their Property or the Agent, any Lender or any Applicable Lending Office.

          "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

          "GP Incentive Compensation Payments" shall mean the quarterly incentive compensation payments paid to the General Partner by the Borrower pursuant to that certain Second Amended and Restated Incentive Compensation Agreement, dated as of April 23, 2001, as it may be amended from time to time.

          "Granting Lender" shall have the meaning assigned such term in Section 12.06(e).

          "Guarantor" shall mean each Restricted Subsidiary that has executed a Guaranty.

          "Guaranty" shall mean an agreement executed by each Guarantor substantially in the form of Exhibit E.

          "Hedging Agreements" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

          "Highest Lawful Rate" shall mean, with respect to any Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Debt hereunder under laws applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws that may hereafter be in effect and that allow a higher maximum nonusurious interest rate than applicable laws now allow.

          "Indemnified Parties" shall have the meaning assigned such term in Section 12.03(a)(ii).

          "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (excluding, however, indirect and consequential damages and lost profits) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the
     sole   or  concurrent  negligence  of  such  Person  seeking
     indemnification.

          "Indenture" shall mean that certain Indenture, dated as of July 10, 2003, between the Borrower and SunTrust Bank, as
     Trustee, as amended and supplemented from time to time.

          "Initial Funding" shall mean the funding of the initial
     Loans upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

          "Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02 (or such longer period as may be requested by the Borrower and agreed to by the Required Lenders), except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

          Notwithstanding the foregoing: (i) no Interest Period may end after the Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
     Day); and (iii) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

          "Lenders" shall have the meaning assigned such term in the preamble to this Agreement.

          "LIBOR" shall mean, for any Interest Period for any LIBOR Loan, the rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on Dow Jones Market Service Page 3750 (or such other page as may replace Dow Jones Market Service Page 3750 or that service or another service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollars) as of 11:00 a.m. (London, England time) two Business Days prior to the first day of such Interest Period. In the event that such rate does not appear on Dow Jones Market Service Page 3750, or such other page as referenced above, LIBOR shall be determined by the Agent to be the rate per annum at which deposits in Dollars are offered by leading reference banks in the London interbank market to SunTrust at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan to be made by the Agent (or any Affiliate of the Agent).

          "LIBOR Loans" shall mean Loans that bear interest at rates based upon the LIBOR Rate.

          "LIBOR Rate" shall mean, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (i) LIBOR for the Interest Period for such Loan divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

          "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. Any Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement, pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

          "Loan Documents" shall mean this Agreement, the Guaranties, the Fee Letter, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Debt hereunder) in connection with, or as security for or guaranty of the payment or performance of this Agreement, as such agreements may be amended, supplemented or restated from time to time.

          "Loans"  shall  mean  Loans made  pursuant  to  Section
     2.01(a).

          "Material Adverse Effect" shall mean any material and adverse effect on (i) the financial condition or results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole, different from those reflected in the Financial Statements or from the facts represented or warranted in any Loan Document, or (ii) the ability of the Borrower and the Restricted Subsidiaries, taken as a whole, to carry out their business as of the date hereof or as proposed as of the date hereof to be conducted or to meet their obligations under the Loan Documents on a timely basis.

          "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

          "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

          "Note   Agreements"  shall  mean  each   of   (i)   the
     Underwriting Agreement, dated July 7, 2003, among the Borrower, BPLC and J.P. Morgan Securities Inc. and (ii) the Purchase Agreement, dated August 14, 2003, among the Borrower, BPLC and the initial purchasers named therein.

          "Other Credit Agreement" shall mean the 5-Year Credit Agreement, dated as of September 5, 2001, as amended, modified or supplemented from time to time, among the Borrower, the lenders from time to time parties thereto and SunTrust Bank, as agent for such lenders.

          "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).

          "PBGC"   shall   mean  the  Pension  Benefit   Guaranty
     Corporation or any entity succeeding to any or all of its functions.

          "Percentage Share" shall mean, for each Lender, the percentage obtained by dividing such Lender's Commitment by the Aggregate Revolving Credit Commitments.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

          "Plan" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA, that (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary of the Borrower or an ERISA Affiliate.

          "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum equal to 2% per annum above the rate of interest applicable from time to time to Base Rate Loans, but in no event to exceed the Highest Lawful Rate; provided however, for any LIBOR Loan, the Post-Default Rate shall be 2% per annum above the interest rate for such Loan as provided in Section 3.02(a)(ii), but in no event to exceed the Highest Lawful Rate.

          "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

          "Principal Office" shall mean the principal office of the Agent, presently located at 303 Peachtree Street, Atlanta, Georgia 30308.

          "Prior Lien" shall mean any Lien not created by the Borrower or any Restricted Subsidiary, which at any time is a lien upon the lands over which the Borrower or any Restricted Subsidiary holds easements or rights-of-way for pipeline purposes, or upon Properties with respect to which the Borrower's or such Restricted Subsidiary's interest is subordinate to such Lien, and that does not secure bonds, notes, other indebtedness, taxes, assessments or other charges that have been assumed or guaranteed by the Borrower or any Restricted Subsidiary or for which the Borrower or any Restricted Subsidiary has otherwise become liable or on which the Borrower or any Restricted Subsidiary customarily pays interest charges.

          "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Quarterly Dates" shall mean the last day of each March, June, September and December, in each year, the first of which shall be September 30, 2003.

          "Reference Rating" shall mean the ratings assigned by S&P and Moody's to the senior unsecured non-credit enhanced long-term debt of the Borrower. If such ratings assigned by S&P and Moody's are not comparable (i.e., a "split rating"), and (i) the ratings differential is less than two levels, then the higher of such two ratings shall control or (ii) the ratings differential is two levels or more, then the ratings one below the higher of such two ratings shall control, unless either rating is below BBB- (in the case of S&P) or Baa3 (in the case of Moody's), in which case the lower of the two ratings shall control.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

          "Regulatory Change" shall mean, with respect to any Lender, any change after the date hereof in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

          "Required Lenders" shall mean, at any time while no Loans are outstanding, Lenders having more than 50% of the Aggregate Revolving Credit Commitments and, at any time Loans are outstanding, Lenders holding more than 50% of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

          "Required Payment" shall have the meaning assigned such term in Section 4.04.

          "Reserve Requirement" shall mean, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for the Lenders with respect to liabilities or assets consisting of or including "eurocurrency liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time) having a term equal to such Interest Period.

          Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities that includes deposits by reference to which LIBOR is to be determined as provided in the definition of "LIBOR" or (ii) any category of extensions of credit or other assets which include a LIBOR Loan.

          "Responsible Officer" shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

          "Restricted Subsidiary" shall mean those Persons listed on Exhibit D-1 and any Subsidiary of the Borrower or of any Restricted Subsidiary that has not been designated by the Board of Directors of the General Partner, at its creation or acquisition, as an Unrestricted Subsidiary. The Borrower may thereafter redesignate an Unrestricted Subsidiary as a Restricted Subsidiary, and it will thereafter be a
     Restricted Subsidiary; provided, that such Restricted Subsidiary may not thereafter be redesignated as an Unrestricted Subsidiary, and provided, further, that no Subsidiary may be designated as an Unrestricted Subsidiary at any time other than at its creation or acquisition. To qualify as a Restricted Subsidiary, such Subsidiary shall be in a line of business as is permitted for the Borrower under the Borrower Partnership Agreement and shall have executed a Guaranty and at the time such Subsidiary is designated as a Restricted Subsidiary no Default shall exist or result from such designation. Notwithstanding the foregoing, Laurel Pipe Line Company, L.P., a Delaware limited partnership("Laurel"), shall be deemed to be a Restricted Subsidiary regardless of whether it has executed and delivered a Guaranty and at no time shall Laurel be required to execute a Guaranty.

          "Revolving Credit Commitment" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.03(a) pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by
     Section 12.06(b).

          "S&P" shall mean Standard & Poor's Ratings Services,  a
     division  of  the  McGraw-Hill  Companies,  Inc.,   or   any
     successor thereto.

          "Sale-Leaseback Attributable Debt" shall mean, as to any particular lease relating to a Sale-Leaseback Transaction, the amount of the net sale proceeds derived from the sale or transfer to the Borrower or any Restricted Subsidiary of the Property involved.

          "Sale-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Borrower or any Restricted Subsidiary shall sell or transfer to any Person any Property, whether now owned or hereafter acquired, and as part of the same transaction or series of transactions, the Borrower or any Restricted Subsidiary shall rent or lease as lessee, or similarly acquire the right to possession or use of, such property or one or more Properties which it intends to use for the same purpose or purposes as such Property.

          "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

          "Senior Notes" shall mean (i) the 4 5/8% Notes, in the aggregate principal amount of $300,000,000, due 2013 and
     (ii) the 6 3/4% Notes, in the aggregate principal amount of $150,000,000, due 2033; each issued pursuant to the Indenture.

          "SPC"  shall  have the meaning assigned  such  term  in
     Section 12.06(e)

          "Special Entity" of any Person shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which such Person or one or more of its Subsidiaries is a member, owner, partner or joint venturer and either (a) owns, directly or indirectly, at least a majority of the equity or interests of such entity, or (b) controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person that owns directly or indirectly an equity investment in another Person that allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g., a sole general partner controls a limited partnership).

          "Subsidiary" shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (ii) any Special Entity.

          "SunTrust" shall have the meaning assigned such term in the preamble to this Agreement.

          "Taxes"  shall have the meaning assigned such  term  in
     Section 4.06(a).

          "Termination Date" shall mean the earlier to  occur  of
     (i) September 1, 2004, as such date may be extended pursuant to Section 2.04 and (ii) the date that the Commitments are terminated pursuant to Section 2.03(a) or 10.02.

          "Type"  shall  mean, with respect to any Loan,  a  Base
     Rate Loan or a LIBOR Loan.

          "Unrestricted Subsidiary" shall mean those Persons listed on Exhibit D-2 and any Subsidiary of the Borrower or any Restricted Subsidiary that has been designated by the Board of Directors of the General Partner as an
     "Unrestricted Subsidiary" at the time of its creation or acquisition; provided that no Debt or other obligation of such Unrestricted Subsidiary may be assumed or guaranteed by the Borrower or any Restricted Subsidiary except to the extent otherwise permitted under Section 9.01(e), nor may any asset of the Borrower or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, become encumbered or otherwise subject to the satisfaction thereof except to the extent otherwise permitted under Section 9.02(d).

          "Utilization Percentage" shall mean, as of any time for the determination thereof, the percentage obtained by dividing the aggregate principal amount of Loans outstanding by the Aggregate Revolving Credit Commitments then in effect.

     SECTION 1.02.  Accounting Terms and Determinations.

     Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                           ARTICLE II
                           COMMITMENTS

     SECTION 2.01.  Loans.

     (a) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the date hereof or
(ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding, the Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding shall not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the date hereof to and up to, but excluding, the Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

     (b) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or LIBOR Loans; provided that, without the prior written consent of the Required Lenders, no more than eight LIBOR Loans may be outstanding at any time.

     SECTION 2.02.  Borrowings, Continuations and Conversions  of
Loans.

     (a) Borrowings. The Borrower shall give the Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing under Section 2.01(a), which shall specify (i) the aggregate amount of such borrowing, (ii) the Type and (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and (iv) in the case of LIBOR Loans, the duration of the Interest Period therefor.

     (b) Minimum Amounts. All Base Rate Loan borrowings shall be in amounts of at least $1,000,000 or the remaining balance of the Aggregate Revolving Credit Commitments, if less, or any whole multiple of $1,000,000 in excess thereof, and all LIBOR Loans shall be in amounts of at least $3,000,000 or any whole multiple of $1,000,000 in excess thereof.

(c) Notices. All borrowings, continuations and conversions shall require advance written notice to the Agent (which shall promptly notify the Lenders) in the form of Exhibit A (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Agent not later than 11:00 a.m. Atlanta time on the date of each Base Rate Loan borrowing and not later than 11:00 a.m. Atlanta time at least three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Agent.
(d) Continuation Options. Subject to the provisions made in this Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that
(i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.
(e) Conversion Options. The Borrower may elect to convert all or any part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in
Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding
Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.
     (f) Advances. Not later than 11:00 a.m. Atlanta time for LIBOR Loans and 1:00 p.m. Atlanta time for Base Rate Loans on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds, for the account of the Borrower.
The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

     SECTION 2.03.  Changes of Commitments.

     (a) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Revolving Credit Commitments at any time, or from time to time, upon not less than three Business Days' prior notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $2,000,000 or any whole multiple of $2,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent.

(b) The Aggregate Revolving Credit Commitments once terminated or reduced may not be reinstated.
     SECTION 2.04.  Renewal of Commitments.

     (a) At least 45 but not more than 60 days prior to the then-current Termination Date, the Borrower may, by delivering a
written   request   to  the  Agent  (each  such   request   being
irrevocable), request that the then-current Termination Date be extended for an additional period of 364 days, commencing on the then-current Termination Date. Upon receipt of such notice, the Agent shall promptly communicate such request to the Lenders.

     (b) No earlier than 45 days prior, and no later than 30 days prior, to the then-current Termination Date, the Lenders shall indicate to the Agent and the Borrower whether the Borrower's request to so extend the then-current Termination Date is
acceptable  to  the  Lenders,  it  being  understood   that   the
determination by each Lender will be in its sole and absolute discretion and that the failure of any Lender to so respond within such period shall be deemed to constitute a refusal by such Lender to consent to such request, with the result being that such request is denied (any Lender refusing or deemed to refuse any such request, a "Non-Consenting Lender").

     (c)  Subject to the satisfaction of the conditions set forth in
Section 6.03, in the event that the sum of the Commitments of the Lenders that have consented to the Borrower's request to extend the then-current Termination Date (the "Consenting Lenders") plus the Commitments of Non-Consenting Lenders with respect to such request that have been assigned pursuant to Section 12.06(b) hereof shall constitute at least 80% of the Aggregate Revolving
Credit Commitments, the then-current Termination Date shall be extended for an additional period of 364 days with respect to the Commitments of such Consenting Lenders. The Commitments of Non-
Consenting   Lenders   with  respect  to   such   request   shall
automatically terminate on the then-current Termination Date (and the principal amount of all Loans made by such Non-Consenting Lenders, together with accrued interest and fees to such date, shall be repaid), unless assigned pursuant to Section 12.06(b) hereof; provided that, before the Borrower may solicit any institution other than the Consenting Lenders, the Consenting Lenders shall, at least five days before the end of the then-current Termination Date, determine whether to purchase by assignment the Commitments of such Non-Consenting Lenders.

     (d) The Agent shall prepare and deliver to the Borrower and each Lender (including each new bank and other financial institution to which a Non-Consenting Lender's Commitment has been assigned pursuant to Section 12.06(b)) a revised Annex I that reflects the Commitments of each Lender.

     SECTION 2.05.  Fees.

     (a) Facility Fee. The Borrower shall pay to the Agent for the account of each Lender a facility fee equal to the product of (i) the daily average amount of such Lender's Commitment (regardless of usage) and (ii) the rate per annum set forth below in the columns identified as Level 1, Level 2, Level 3, Level 4, and Level 5, determined by reference to the Reference Rating from the date hereof in the case of each Lender, and from the effective date specified in the Assignment Agreement pursuant to which it became a Lender, in the case of each other Lender, until the earlier to occur of the Termination Date and, in the case of the termination in whole of a Lender's Commitment pursuant to
Section 2.03, the date of such termination, payable on each Quarterly Date during such period, and on the Termination Date.

             Level 1   Level 2    Level 3   Level 4    Level 5
 S&P/Moody  Referenc   Referenc  Referenc  Referenc   Referenc
     's     e Rating   e Rating  e Rating  e Rating   e Rating
            at least     Less      Less      Less       below
              A-/A3      than      than      than     Level 4*
                       Level 1    Level 2   Level 3
                        but at    but at    but at
                        least      least     least
                       BBB+/Baa  BBB/Baa2    BBB-
                          1                  /Baa3
 Rate Per Annum
 Facility    0.100%     0.125%    0.150%     0.225%    0.350%
 Fee

                                                       *or unrated

Any change in the facility fee will be effective as of the date on which S&P or Moody's, as the case may be, announces any change in the ratings used to determine the Reference Rating.

     (b) Fee Letter. The Borrower shall pay to SunTrust and SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc.
for their respective accounts such other fees as are set forth in the Fee Letter on the dates specified therein.

     SECTION 2.06.  Several Obligations.

     The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

     SECTION 2.07.  Noteless Agreement; Evidence of Indebtedness.

     (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (b) The Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period (if any) with respect thereto,
(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof.

(c) The entries maintained in the accounts maintained pursuant to subsections (a) and (b) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay such obligations in accordance with their terms.
(d) Any Lender may request that its Loans be evidenced by one or more promissory notes. In such event, the Borrower shall prepare, execute and deliver to such Lender one or more promissory notes payable to the order of such Lender and in a form acceptable to the Borrower and the Agent. Thereafter, the Loans evidenced by such note(s) and interest thereon shall at all times (including after any assignment pursuant to Section 12.06(b)) be represented by notes from the Borrower, payable to the order of the payee named therein or any assignee pursuant to Section 12.06(b), except to the extent that any such Lender or assignee subsequently returns any such note for cancellation and requests that the related Loans once again be evidenced as in subsections (a) and (b) above.
     SECTION 2.08.  Prepayments.

     (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one (1) Business Day's prior notice to the Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $1,000,000 or whole multiples of $500,000 in excess thereof for Loans that are Base Rate Loans, or the remaining aggregate principal balance outstanding) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay LIBOR Loans on the same conditions as for Base Rate Loans (except that prior notice to the Agent shall be not less than three Business Days for LIBOR Loans and such payment shall be at least $5,000,000 or whole multiples of $1,000,000 in excess thereof) and in addition such prepayments of LIBOR Loans shall be subject to the terms of Section 5.05 and shall be in an amount equal to all of the LIBOR Loans for the Interest Period prepaid.

     (b) Mandatory Prepayments. If, after giving effect to any termination or reduction of the Aggregate Revolving Credit
Commitments pursuant to Section 2.03(a), the outstanding aggregate principal amount of the Loans exceeds the Aggregate Revolving Credit Commitments, the Borrower shall prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment.

     (c)  Generally.  Prepayments permitted or required under this
Section  2.08  shall  be without premium or  penalty,  except  as
required  under Section 5.05 for prepayment of LIBOR Loans.   Any
prepayments on the Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments.

     SECTION 2.09.  Lending Offices.

     The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                           ARTICLE III
               PAYMENTS OF PRINCIPAL AND INTEREST

     SECTION 3.01.  Repayment of Loans.

     (a) Loans. On the Termination Date the Borrower shall repay the outstanding aggregate principal amount of the Loans and all accrued and unpaid interest thereon.

     (b) Generally. The Borrower will pay to the Agent, for the account of each Lender, the principal payments required by this
Section 3.01.

     SECTION 3.02.  Interest.

     (a) Interest Rates. The Borrower will pay to the Agent, for the account of each Lender, as appropriate, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

          (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate; and

          (ii) if such a Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

     (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Agent, for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder or under any Loan Document for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

(c) Due Dates. Accrued interest on Base Rate Loans shall be payable on each Quarterly Date, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan pursuant to Section 5.04 shall be payable on the date of conversion (but only to the extent so converted). All accrued and unpaid interest on the Loans shall be paid on the Termination Date.
(d) Determination of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Lenders and the Borrower thereof. Each determination by the Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.
ARTICLE IV

        PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

     SECTION 4.01.  Payments.

     Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Borrower from time to time, not later than 11:00 a.m. Atlanta time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Agent under this Agreement for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Agent of any principal of or interest on any borrowing, the Borrower shall notify the Agent of the Loans to which such payment shall apply. In the absence of such notice the Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to Base Rate Loans.

     SECTION 4.02.  Pro Rata Treatment.

     Except to the extent otherwise provided herein, each Lender agrees that: (i) each borrowing from the Lenders under
Section   2.01   and  each  continuation  and  conversion   under
Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Section 2.05(a) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Revolving Credit Commitments under Section 2.03(a) shall be applied to the Commitments of all Lenders, pro rata according to the amounts of their respective Commitments; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

     SECTION 4.03.  Computations.

     Interest on LIBOR Loans, interest determined by reference to the Federal Funds Rate and fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans determined by reference to the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

     SECTION 4.04.  Non-receipt of Funds by the Agent.

     Unless the Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Agent (in the case of a Lender) of the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required
Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until, but excluding, the date the Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

     SECTION 4.05.  Set-off, Sharing of Payments, Etc.

     (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower, any Guarantor or any Restricted Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

(b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.
     SECTION 4.06.  Taxes.

     (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with
Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent or such Lender is organized, or
(iii) any jurisdiction (or political subdivision thereof) in which such Lender or the Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made,
(ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

     (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or
otherwise   with  respect  to,  this  Agreement,  any  Assignment
Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER WILL INDEMNIFY EACH LENDER AND THE AGENT FOR THE FULL AMOUNT OF TAXES (AS DEFINED ABOVE) AND OTHER
TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER OR THE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER OR THE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER OR THE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER OR THE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED),
PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER OR THE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE AGENT IN THE EVENT SUCH LENDER OR THE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

     (d)  Foreign Lenders, Participants and Assignees.

     Each Lender, participant (by accepting a participation interest under this Agreement) and assignee (by executing an Assignment Agreement) that is not organized under the laws of the United States of America or one of its states (1) represents to the Agent and the Borrower that (A) no taxes are required to be withheld by the Agent or the Borrower with respect to any payments to be made to it hereunder and (B) it has furnished to the Agent and the Borrower two duly completed copies of either U.S. Internal Revenue Service Form W-8BEN or W-8ECI or any other form acceptable to the Agent and the Borrower that entitles it to a complete exemption from U.S. federal withholding tax on all interest or fee payments under the Loan Documents, and
(2) covenants to (A) provide the Agent and the Borrower a new Form W-8BEN or W-8ECI or other form acceptable to the Agent and the Borrower upon the expiration or obsolescence according to Governmental Requirement of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding tax on all interest and fee payments under the Loan Documents, and (B) comply from time to time with all Governmental Requirements with regard to the withholding tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then the Borrower and the Agent (without duplication), notwithstanding any other provision of this Section 4.06, may deduct and withhold from interest and fee payments under the Loan Documents any tax at the maximum rate under the Code or other applicable Governmental Requirement, and amounts so deducted and withheld shall be treated as paid to that Lender, participant or assignee, as the case may be, for all purposes under the Loan Documents.

                            ARTICLE V
                        YIELD PROTECTION

     SECTION 5.01.  Additional Costs.

     (a) LIBOR Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for  any costs that it determines are attributable to its  making or maintaining of any LIBOR Loans or its obligation to make any LIBOR Loans, or any reduction in any amount receivable by such
Lender hereunder in respect of any of such LIBOR Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement in respect of any of such LIBOR Loans (other than taxes imposed on the overall net income of such Lender or of its
Applicable Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the London interbank market; or (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or
liabilities) or such Lender's Commitment or Loans.   Each  Lender
will  notify  the  Agent and the Borrower of any event  occurring
after   the  date  hereof  that  will  entitle  such  Lender   to
compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to
request   such  compensation,  and  will  designate  a  different
Applicable  Lending Office for the Loans of such Lender  affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United
States.   If  any Lender requests compensation from the  Borrower
under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

     (b) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, or its Loans, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(b) as promptly as practicable after it determines to request such compensation.

(c) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of additional costs under this Section 5.01 shall in such notice to the Borrower and the Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a), or of the effect of capital maintained pursuant to Section 5.01(b), on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this
Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within 30 days of the receipt by the Borrower of the notice described in this
Section 5.01(c).
(d) The Lenders shall determine the applicability of, and the amount due under, this Section 5.01 consistent with the manner in which they apply similar provisions and calculate similar amounts payable to them by other borrowers having in their credit agreements provisions comparable to this Section.
     SECTION 5.02.  Basis Unavailable or Inadequate for LIBOR Rate.

     If, on or before any date when a LIBOR Rate is to be determined, the Agent reasonably determines that the basis for determining the applicable rate is not available or any Lender reasonably determines that the resulting rate does not accurately reflect the cost to that Lender of making or converting Loans at that rate for the applicable Interest Period, then the Agent shall promptly notify the Borrower and the Lenders of that determination (which is conclusive and binding on the Borrower absent manifest error) and the applicable Loans shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until the Agent notifies the Borrower that those circumstances no longer exist, the Lenders' commitments under this Agreement to make, or to convert to, LIBOR Rate Loans, as the case may be, are suspended.

     SECTION 5.03.  Illegality.

     Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

     SECTION 5.04.  Base Rate Loans

     If the obligation of any Lender to make LIBOR Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans that would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

     SECTION 5.05.  Compensation.

     The Borrower shall pay to each Lender within 30 days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amounts as shall compensate it for any loss, cost, expense or liability which such Lender reasonably determines are attributable to:

          (i) any payment, prepayment or conversion of a LIBOR Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

(ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).
Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (A) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (B) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

     SECTION 5.06.  Replacement Lenders.

     (a) If any Lender has notified the Borrower and the Agent of its incurring additional costs under Section 5.01 or has required the Borrower to make payments for Taxes under Section 4.06, then the Borrower may, unless such Lender has notified the Borrower and the Agent that the circumstances giving rise to such notice no longer apply, terminate, in whole but not in part, the Commitment of any Lender (other than the Agent) (the "Terminated Lender") at any time upon five Business Days' prior written notice to the Terminated Lender and the Agent (such notice referred to herein as a "Notice of Termination").

(b) In order to effect the termination of the Commitment of the Terminated Lender, the Borrower shall: (i) obtain an agreement with one or more Lenders to increase their Commitment or Commitments and/or (ii) request any one or more other banking institutions to become parties to this Agreement in place and instead of such Terminated Lender and agree to accept a Commitment or Commitments; provided, however, that such one or more other banking institutions are reasonably acceptable to the Agent and become parties by executing an Assignment Agreement (the Lenders or other banking institutions that agree to accept in whole or in part the Commitment of the Terminated Lender being referred to herein as the "Replacement Lenders"), such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and (ii) above equal the Commitment of the Terminated Lender.
     (c) The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the
"Lender  Termination  Date"),  and  the  Replacement  Lender   or
Replacement Lenders to which the Terminated Lender will assign its Commitment and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender.

(d) On the Lender Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment Agreement assign its Commitment to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitment to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders each of its Loans (if any) then outstanding pro rata as aforesaid) and (ii) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender with like effect as if becoming a Lender pursuant to the terms of Section 12.06(b), and the Terminated Lender will have the rights and benefits of an assignor under
Section 12.06(b).  To the extent not in conflict, the terms of
Section 12.06(b) shall supplement the provisions of this
Section 5.06(d).  For each assignment made under this
Section 5.06, the Replacement Lender shall pay to the Agent the processing fee provided for in Section 12.06(b). The Borrower will be responsible for the payment of any breakage costs associated with termination and Replacement Lenders, as set forth in Section 5.05.
                           ARTICLE VI
                      CONDITIONS PRECEDENT

     SECTION 6.01.  Initial Funding.

     The obligation of the Lenders to make the Initial Funding is subject to, on or before the date of the Initial Funding, (i) the Agent's having completed a review satisfactory to it of the environmental files of the Borrower and the Restricted Subsidiaries, and (ii) the receipt by the Lenders and Agent of all fees due and payable as of such date and the following documents, each of which shall be satisfactory to the Agent in form and substance:

     (a)  A certificate of the Secretary or an Assistant Secretary of
the   General   Partner   and   each  Guarantor   setting   forth
(i) resolutions of its board of directors with respect to the authorization of the Borrower and each Guarantor to execute and deliver the Loan Documents to which such Person is a party and to enter into the transactions contemplated in those documents,
(ii)  the  officers  of the General Partner  and  each  Guarantor
(y) who are authorized to sign the Loan Documents to which such Person is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representatives for the purposes of signing documents and giving
notices   and  other  communications  in  connection  with   this
Agreement    and    the    transactions   contemplated    hereby,
(iii) specimen signatures of the authorized officers of the Borrower and each Guarantor, (iv) the articles or certificate of
incorporation  and  bylaws  or  the  partnership  agreement,   as
applicable, of the General Partner and each Guarantor and the Borrower Partnership Agreement, each certified as being true and
complete.   The  Agent and the Lenders may conclusively  rely  on
such certificates until the Agent receives notice in writing from the Borrower or such Guarantor, as the case may be, to the contrary, and (iv) copies of all governmental approvals required in connection with the execution, delivery and performance of the Loan Documents by each party thereto, other than the Agent and the Lenders.

     (b)  Certificates of the appropriate state agencies with respect
to   the   existence,   qualification  and  good   standing,   as
appropriate,  of  the Borrower, each Guarantor  and  the  General
Partner.

     (c) A Compliance Certificate for the fiscal quarter ending June 30, 2003 duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

     (d) A promissory note payable to the order of each Lender that requests one pursuant to Section 2.07.

     (e) The Loan Documents, duly completed and executed in sufficient number of counterparts as reasonably requested by the Agent.

     (f) Opinions of Morgan, Lewis & Bockius LLP, counsel to the Borrower and the Guarantors and certain local counsel to the Borrower and the Guarantors, each in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

(g) A certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.19.
     (h) Evidence that, upon the application of the proceeds of the Initial Funding, the commitments of the lenders under the Existing Credit Agreement shall be terminated and the obligations of the Borrower and the Restricted Subsidiaries under the Existing Credit Agreement shall be paid in full.

     (i) Such other documents as the Agent or any Lender or special counsel to the Agent may reasonably request.

     SECTION 6.02.  Initial and Subsequent Loans.

     The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

     (a)  no Default shall have occurred and be continuing; and

     (b)  the representations and warranties made by the Borrower in
Article VII and by the Borrower and each Guarantor in any other Loan Document shall be true on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Required Lenders may expressly consent in writing to the contrary.

     Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(b) (both as of the date of such notice and immediately following such borrowing).

     SECTION  6.03.   Conditions Precedent to Each  Extension  of
Termination Date.

     In the event that the Borrower shall request an extension of the Termination Date pursuant to Section 2.04, such extension shall take effect only upon the satisfaction of the following conditions precedent:

     (a) the Borrower shall have paid all fees payable hereunder, to the extent then due and payable;

     (b)  the Agent shall have received such other documents and legal
opinions  in  respect  of  any  aspect  or  consequence  of   the
transactions contemplated by Section 2.04 as the Agent shall reasonably request, including, without limitation, copies of the resolutions, in form and substance satisfactory to the Agent, of the directors of the Borrower's general partner authorizing the extension of the Termination Date; and

     (c) the following statements shall be true on and as of the last day of the then-current Termination Date:

          (i) The representations and warranties contained in Article VII are correct in all material respects on and as of such date as though made on and as of such date (unless they speak to a specified date or are based on facts that have changed by transactions contemplated or expressly permitted by this Agreement); and

          (ii) No event has occurred and is continuing, or would result from such extension of the Termination Date, that constitutes an Event of Default or a Default.

     SECTION 6.04.  Conditions Precedent for the Benefit of Lenders.

     All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

     SECTION 6.05.  No Waiver.

     No waiver of any condition precedent shall preclude the Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                           ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Agent and the Lenders that (each representation and warranty herein is given as of the date hereof and shall be deemed repeated and reaffirmed on the dates of each borrowing):

     SECTION 7.01.  Existence.

     Each of the Borrower, the General Partner, each Guarantor, and each Restricted Subsidiary: (i) is duly organized, legally existing and in good standing under the laws of the jurisdiction of its formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted and, with respect to Restricted Subsidiaries, where a failure to have such items would have a Material Adverse Effect; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

     SECTION 7.02.  Financial Condition.

     The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 2002 and the related consolidated statement of income, equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Deloitte & Touche LLP heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at June 30, 2003 and the related consolidated statements of income, equity and cash flow of the Borrower and its Consolidated Subsidiaries for the six month period ended on such date heretofore furnished to the Agent, are complete and correct and fairly present in all material respects the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the six month period ending on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments and, the lack of footnotes). Neither the Borrower nor any Subsidiary of the Borrower has on the date hereof any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in Schedule 7.02. Since December 31, 2002, there has been no change or event having a Material Adverse Effect that is continuing. Since the date of the Financial Statements, neither the business nor the Properties (taken as a whole) of the Borrower, any Guarantor or any Restricted Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy which is continuing.

     SECTION 7.03.  Litigation.

     Except as disclosed to the Lenders in Schedule 7.03 hereto or as disclosed in the Borrower's Form 10-K for the year ended December 31, 2002 filed with the SEC (a true and complete copy of which has been delivered to the Agent), as of the date hereof there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower threatened against or affecting the Borrower, the General Partner or any Restricted Subsidiary that involves the possibility of any judgment or liability against the Borrower, the Guarantor, the General Partner or any Restricted Subsidiary not fully covered by insurance (except for normal deductibles), and which, if determined adversely, would have a Material Adverse Effect.

     SECTION 7.04.  No Breach.

     Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the date hereof under, the respective partnership agreements or other organizational documents of the Borrower, the General Partner or any Restricted Subsidiary, or any Governmental Requirement or any agreement or instrument to which the Borrower, the Guarantor, the General Partner or any Restricted Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower, the Guarantor, the General Partner or any Restricted Subsidiary pursuant to the terms of any such agreement or instrument, other than the Liens created by the Loan Documents.

     SECTION 7.05.  Authority.

     Each of the Borrower, each Guarantor, the General Partner and each Restricted Subsidiary has all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by each of the Borrower, each Guarantor, the General Partner and each Restricted Subsidiary of the Loan Documents to which it is a party, have been duly authorized by all necessary action on its part; and each Loan Document to which the Borrower, any Guarantor, the General Partner or any Restricted Subsidiary is a party, constitutes the legal, valid and binding obligation of the Borrower, such Guarantor, the General Partner or such Restricted Subsidiary, as the case may be, and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of general application relating to or affecting creditors' rights and general principles of equity.

     SECTION 7.06.  Approvals.

     No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower, the Guarantors, the General Partner or the Restricted Subsidiaries of the Loan Documents or for the validity or enforceability thereof, except for the order of the Pennsylvania Public Utility Commission, in Docket No. S-00030957, registering an Abbreviated Securities Certificate authorizing Buckeye Pipe Line Company, L.P. to enter into the Guaranty, which has been duly filed or obtained, and is final and in full force and effect.

     SECTION 7.07.  Use of Loans.

     The proceeds of the Loans shall be used to pay-off certain outstanding Debt and for working capital, capital expenditures, acquisitions and general partnership purposes. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

     SECTION 7.08.  ERISA.

     (a) The Borrower, each Subsidiary of the Borrower and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

     (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

     (c) To the knowledge of the Borrower, no act, omission or transaction has occurred that could result in imposition on the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to Section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or
(ii) breach of fiduciary duty liability damages under section 409 of ERISA.

     (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since December 31, 1985, other than the Pension Plan for Buckeye Pipe Line Company, which was terminated on December 31, 1985. Upon the termination of the Pension Plan for Buckeye Pipe Line Company, distributions were made or annuities purchased for each participant under such plan and Borrower received a favorable determination letter from the Internal Revenue Service with respect to the termination. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred or is reasonably expected to be incurred.

(e) Full payment when due has been made of all amounts which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate
is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated
funding deficiency (as defined in section 302 of ERISA and
section 412 of the Code), whether or not waived, exists with respect to any Plan.
     (f) The actuarial present value of the benefit liabilities under all Plans that are subject to Title IV of ERISA do not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in  accordance with Title IV of ERISA) of such Plans allocable to
such   benefit  liabilities  by  more  than  $2,000,000  in   the
aggregate.   The  term "actuarial present value  of  the  benefit
liabilities" shall have the meaning specified in section 4041 of ERISA.

     (g)  None of the Borrower, any Subsidiary of the Borrower or any
ERISA  Affiliate  sponsors,  maintains,  or  contributes  to   an
employee welfare benefit plan, as defined in section 3(l) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, such Subsidiary or such ERISA Affiliate in its sole discretion at any time without any material liability.

(h) None of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored,
maintained or contributed to, any Multiemployer Plan.
     (i)  Neither the Borrower, any Subsidiary of the Borrower or any
ERISA   Affiliate   is   required  to  provide   security   under
section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

     SECTION 7.09.  Taxes.

     Each of the Borrower, the Guarantors, the General Partner and the Restricted Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Borrower, any Guarantor, the General Partner or any Restricted Subsidiary. The charges, accruals and reserves on the books of the Borrower, the Guarantors, the General Partner and the Restricted Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

     SECTION 7.10.  Titles, etc.

     (a) Except as set out in Schedule 7.10, each of the Borrower, the Guarantors and the Restricted Subsidiaries has good and
defensible  title  to  its  material  (individually  or  in   the
aggregate) Properties, free and clear of all Liens, except Liens permitted by Section 9.02.

     (b) All leases and agreements necessary for the conduct of the business of the Borrower, the Guarantors and the Restricted Subsidiaries are valid and subsisting, in full force and effect, except as could not reasonably be expected to have a Material
Adverse  Effect,  and  there  exists  no  default  or  event   or
circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Borrower, the Guarantors or the Restricted Subsidiaries.

     (c) The rights, Properties and other assets presently owned, leased or licensed by the Borrower, the Guarantors and the
Restricted   Subsidiaries  including,  without  limitation,   all
easements and rights of way, include all rights, Properties and other assets necessary to permit the Borrower, each Guarantor and each Restricted Subsidiary to conduct its business in all material respects in the same manner as its business has been conducted prior to the date hereof.

(d) All of the assets and Properties of the Borrower, the Guarantors and the Restricted Subsidiaries that are reasonably necessary for the operation of their business are in all material respects in good working condition and are maintained in accordance with prudent business standards.
     SECTION 7.11.  No Material Misstatements.

     No written information, statement, exhibit, certificate, document or report furnished to the Agent and the Lenders (or any of them) by the Borrower, any Guarantor or any Restricted Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made. There is no fact peculiar to the Borrower or any Restricted Subsidiary that has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and that has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Agent by or on behalf of the Borrower or any Restricted Subsidiary prior to, as of, the date hereof in connection with the transactions contemplated hereby.

     SECTION 7.12.  Investment Company Act.

     None  of  the  Borrower,  any Guarantor  or  any  Restricted
Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment
Company Act of 1940, as amended.

     SECTION 7.13.  Public Utility Holding Company Act.

     None of the Borrower, any Guarantor or any Restricted Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 7.14.  Subsidiaries.

     Except as set forth on Schedule 7.14 or otherwise as disclosed to the Agent in writing, the Borrower does not have any Subsidiaries.

     SECTION 7.15.  Location of Business and Offices.

     The   Borrower's  principal  place  of  business  and  chief
executive office is located at the address stated on the signature page of this Agreement or as otherwise disclosed in writing to the Agent. The principal place of business and chief executive office of each Restricted Subsidiary are located at the addresses stated on Schedule 7.14 or as otherwise disclosed in writing to the Agent.

     SECTION 7.16.  Defaults.

     None of the Borrower, any Guarantor or any Restricted Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which it is a party or by which it is bound which default would have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

     SECTION 7.17.  Environmental Matters.

     Except (i) as provided in Schedule 7.17, (ii) as disclosed in the Form 10-K for the year ended December 31, 2002 filed by the Borrower with the SEC, or (iii) as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

     (a)  Neither any Property of the Borrower, any Guarantor or any
Restricted  Subsidiary  nor  the  operations  conducted   thereon
violate  any  order or requirement of any court  or  Governmental
Authority or any Environmental Laws;

     (b) Without limitation of clause (a) above, no Property of the Borrower, any Guarantor or any Restricted Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

(c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower, each Guarantor and each Restricted Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance, hazardous waste or solid waste into the environment, have been duly obtained or filed, and each of the Borrower, the Guarantors and the Restricted Subsidiaries
are in compliance with the terms and conditions of all such
notices, permits, licenses and similar authorizations;
     (d) All hazardous substances, hazardous waste, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Borrower, any Guarantor or any Restricted Subsidiary have in the past been transported, treated and  disposed of in accordance with Environmental Laws and so  as not to pose an endangerment to public health or welfare or the environment, and, to the best knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the
subject   of   any   existing,  pending  or  threatened   action,
investigation  or  inquiry  by  any  Governmental  Authority   in
connection with any Environmental Laws;

     (e) The Borrower, the Guarantors and the Restricted Subsidiaries have taken all steps reasonably necessary to determine and have determined that no hazardous substances, hazardous waste, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Borrower, any Guarantor, or any Restricted Subsidiary;

(f) To the extent applicable, all Property of the Borrower, each Guarantor and each Restricted Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the Environmental Laws or scheduled as of the date hereof to be imposed by the Environmental Laws during the term of this Agreement, and the Borrower does not have any reason to believe that such Property, to the extent subject to the Environmental Laws, will not be able to maintain compliance with the Environmental Laws requirements during the term of this Agreement; and
     (g) None of the Borrower, any Guarantor or any Restricted Subsidiary has any known contingent liability in connection with
any   release  or  threatened  release  of  any  oil,   hazardous
substance, hazardous waste or solid waste into the environment.

     SECTION 7.18.  Compliance with the Law.

     None of the Borrower, any Guarantor or any Restricted Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

     SECTION 7.19.  Insurance.

     The Borrower and each of the Restricted Subsidiaries maintains, with financially sound and reputable insurers, insurance with respect to their respective Properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrower, any Guarantor, or any
Restricted Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower, each Guarantor and each Restricted Subsidiary.

     SECTION 7.20.  Material Agreements.

     The  Borrower  has  heretofore  delivered  to  the  Agent  a
complete  and  correct  copy  of  the  Indenture  and  the   Note
Agreements relating to the Senior Notes, each as amended and in effect on the date hereof.

     SECTION 7.21.  Partnership Agreement.

     The Borrower Partnership Agreement has not been terminated, and is in full force and effect as of the date hereof and no default has occurred and is continuing thereunder which would have a Material Adverse Effect.

     SECTION 7.22.  Ownership of Parties.

     (a) The Borrower is a limited partnership formed under the laws of the State of Delaware and owned 1% (general partnership interest) by the General Partner and 99% (limited partnership interests) by public holders of limited partnership units.

     (b) The form of organization and equity ownership of each Restricted Subsidiary and each Unrestricted Subsidiary as of the date hereof is set forth on Schedule 7.22.

     (c) BMC owns 100% of the capital stock of the General Partner as of the date hereof.

                          ARTICLE VIII
                      AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder and the Guarantors under the
Guaranty:

     SECTION 8.01.  Reporting Requirements.

     The Borrower shall deliver, or shall cause to be delivered, to the Agent with sufficient copies of each for the Lenders:

     (a) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, the audited consolidated and, within 120 days after
the   end   of  each  fiscal  year  of  the  Borrower,  unaudited
consolidating statements of income, equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated
and   consolidating  balance  sheets  of  the  Borrower  and  its
Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and, in the case of the
audited  statements,  accompanied  by  the  related  opinion   of
independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements fairly present in all material respects the consolidated and consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a  certificate  of such accountants stating that, in  making  the
examination  necessary  for  their  opinion,  they  obtained   no
knowledge, except as specifically stated, of any Default.

     (b) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated and consolidating statements of income, equity, changes in financial position and cash flow of the Borrower and its  Consolidated Subsidiaries for such period and for the period from  the beginning of the respective fiscal year to the  end  of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by
the   certificate  of  a  Responsible  Officer  of   BMC,   which
certificate  shall  state that said financial  statements  fairly
present   in   all   material  respects  the   consolidated   and
consolidating financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments and the lack of footnotes).

(c) Change in Reference Rating. Promptly and in any event within seven Business Days after Moody's or S&P has changed any relevant Reference Rating, notice of such change.
(d) Notice of Default, Etc. Promptly after a Responsible officer of the Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.
(e) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or any Subsidiary of the Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower and its Subsidiaries, and a copy of any response by any Guarantor or any Subsidiary of the Borrower, to such letter or report.
(f) Governmental Authorities. Promptly upon receipt thereof, a copy of any notice from any Governmental Authority (except where involving a routine or ordinary course matter, which in any case is immaterial), and promptly upon a Responsible Officer of the Borrower's knowledge thereof, notice of any material dispute with any Governmental Authority involving the Borrower, any Guarantor or any Restricted Subsidiary.
(g) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished by the Borrower to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.
(h) Other Matters. From time to time such other information regarding the business, affairs or financial condition of the Borrower, any Guarantor, any Restricted Subsidiary or any Subsidiary of the Borrower (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Agent may reasonably request.
The Borrower will each furnish to the Agent, at the time each set of financial statements is furnished to the Agent pursuant to paragraph (a) or (b) above, a Compliance Certificate executed by
a   Responsible   Officer  of  the  General  Partner   and   BMC,
respectively, (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.12 and 9.13 as of the end of the respective fiscal quarter or fiscal year.

     SECTION 8.02.  Litigation.

     The Borrower shall promptly give, and shall cause any Restricted Subsidiary to give to the Agent notice of: (i) all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower, the Guarantor or any Restricted Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect, and
(ii) any litigation or proceeding against or adversely affecting the Borrower, the Guarantor or any Restricted Subsidiary in which the amount involved exceeds $5,000,000 and is not covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought.

     The Borrower will promptly notify the Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower, the Guarantor or any Restricted Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $5,000,000.

     SECTION 8.03.  Maintenance, Etc.

     (a) Generally. The Borrower shall: preserve and maintain its partnership or corporate existence and all of its material rights, privileges and franchises and shall cause the Restricted Subsidiaries to do so; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper
proceedings  and  against  which  adequate  reserves  are   being
maintained; upon reasonable notice, permit representatives of the Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to-the extent reasonably requested by such Lender or the Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

     (b) Proof of Insurance. Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished, and will cause to be furnished for the Restricted Subsidiaries, to the Agent certificates of insurance coverage from an insurer in form and substance reasonably satisfactory to the Agent and, if requested, will furnish the Agent copies of the applicable policies.

(c) Operation of Properties. The Borrower will and will cause each Restricted Subsidiary to, operate its Properties or cause such Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.
     SECTION 8.04.  Environmental Matters.

     (a) Establishment of Procedures. The Borrower will and will cause each Restricted Subsidiary to, establish and implement such procedures as may be reasonably necessary to determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Borrower, the Guarantors and the Restricted Subsidiaries, and the operations conducted thereon and other activities of the Borrower, the Guarantors and the Restricted Subsidiaries, are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by the Borrower, any Guarantor or any Restricted Subsidiary except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

     (b) Notice of Action. The Borrower will, and will cause each Restricted Subsidiary to, promptly notify the Agent and the Lenders in writing of any threatened action or investigation by any Governmental Authority of which a Responsible Officer of the
Borrower,   any  Guarantor  or  any  Restricted  Subsidiary   has
knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

(c) Future Acquisitions. The Borrower will, and will cause each Restricted Subsidiary to, provide environmental audits and tests in accordance with American Society for Testing and Materials standards as reasonably requested by the Agent or any Lender through the Agent (or as otherwise required to be obtained by the Agent or the Lenders by any Governmental Authority) in connection with any future acquisitions of any material Properties by the Borrower, any Guarantor or any Restricted Subsidiary.
     SECTION 8.05.  Further Assurances.

     The Borrower will promptly cure any defects in the execution and delivery of the other Loan Documents. The Borrower, at its expense, will promptly execute and deliver (or cause to be promptly executed and delivered) to the Agent upon reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower in the Loan Documents, or to, correct any omissions in the Loan Documents, or to state more fully the obligations set out herein or in any of the other Loan Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

     SECTION 8.06.  Performance of Obligations.

     The Borrower will do and perform every act and discharge all of the obligations to be performed and discharged by it under this Agreement, at the time or times and in the manner specified.

     SECTION 8.07.  ERISA Information and Compliance.

     The Borrower will promptly furnish and will cause any ERISA Affiliate to promptly furnish to the Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other material report with respect to each Plan or any trust created thereunder, (ii) as soon as possible and in any event within 30 days after the occurrence of any ERISA Event in clause (i) of the definition of ERISA Event or any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, and in any event within 10 days after any other ERISA Event, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Borrower or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the
Department  of  Labor  or  the PBGC  with  respect  thereto,  and
(iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate, or to have a trustee appointed to administer, any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

                           ARTICLE IX
                       NEGATIVE COVENANTS

     The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Borrower hereunder and the Guarantors under the Guaranties, without the prior written consent of the Required Lenders:

     SECTION 9.01.  Debt.

     The Borrower will not and will not cause or permit any Guarantor or any Restricted Subsidiary to incur, create, assume or permit to exist any Debt, except:

     (a) the Debt hereunder or any guaranty of or suretyship arrangement for the Debt hereunder;

(b) Debt of the Borrower and the Restricted Subsidiaries existing on the date hereof that is reflected in the Financial Statements or is disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;
     (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if material and greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

     (d) Debt of the Borrower and the Restricted Subsidiaries requiring no scheduled principal payments (whether at stated
maturity or by virtue of scheduled amortization, required prepayment or redemption) due until at least one year after the Termination Date and issued under the Indenture or otherwise under agreements containing covenants no more restrictive to the Borrower or the Restricted Subsidiaries, as the case may be, than the covenants contained in this Agreement;

(e)  Debt not otherwise permitted by this Section 9.01 that in the aggregate shall not exceed $100,000,000 outstanding at any one time;
     (f) Debt of the Borrower and the Restricted Subsidiaries under Hedging Agreements entered into as a part of its normal business operations as a risk management strategy and/or hedge against
changes   resulting  from  market  conditions  related   to   the
Borrower's operations;

     (g)   Debt  as a result of (and to the extent permitted  by)
Sections 9.03(g), (h)and (i); and

     (h)  Debt under the Other Credit Agreement.


     SECTION 9.02.  Liens.

     The Borrower will not and will not cause or permit any Guarantor or any Restricted Subsidiary to create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

     (a)  Liens securing the payment of any Debt hereunder;

     (b)  Excepted Liens;

     (c)  Liens disclosed on Schedule 9.02;

(d) Liens originally created to secure purchase money Debt permitted under Section 9.01(e), which in each case shall not exceed 100% of the lesser of the total purchase price and the fair market value of the Property acquired as determined at the time of acquisition; provided, that, (i) the Property to be purchased with the proceeds of such Debt shall be purchased not more than 60 days prior to the date of the creation of such Lien and (ii) such Lien encumbers only the Property so acquired; and
     (e) Liens securing the payment of any Debt under the Other Credit Agreement so long as the Debt hereunder is secured and ranks at all times at least pari passu with such Debt under the Other Credit Agreement.

     SECTION 9.03.  Investments, Loans and Advances.

     The Borrower will not and will not cause or permit any Guarantor or any Restricted Subsidiary to make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

     (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule
9.03;

     (b) accounts receivable arising in the ordinary course of business;

(c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;
     (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody's;

     (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively;

(f) deposits in money market funds investing exclusively in investments described in Section 9.03(c), 9.03(d) or 9.03(e);
     (g) investments, loans or advances made in or to the Borrower or any Restricted Subsidiary that has executed a Guaranty;

     (h) investments, loans or advances in or to any Person (other than the Borrower or any Restricted Subsidiary that has executed a Guaranty) not to exceed $100,000,000 in the aggregate at any time outstanding; and

(i) other investments, loans and advances in or to any Person made with equity of the Borrower or with other consideration, including cash, not to exceed the amount of net proceeds received by the Borrower from an equity offering occurring substantially concurrent therewith.
     SECTION 9.04.  Distributions and Redemptions.

     If an Event of Default has occurred and is continuing or would result therefrom, the Borrower will not purchase, redeem or otherwise acquire for value any of its equity interests now or hereafter outstanding, return any capital or make any distribution of its assets to its equity owners.

     SECTION 9.05.  Sales and Leasebacks.

     The  Borrower  will not, and will not cause  or  permit  any
Restricted   Subsidiary   to,  enter  into   any   Sale-Leaseback
Transaction, unless:

     (a) such Sale-Leaseback Transaction occurs within one year after the later of (i) completion of the acquisition of the applicable Property by the Borrower or such Restricted Subsidiary or
(ii) commencement of full operation with respect to such Property; or

(b) such Sale-Leaseback Transaction involves a lease for a term of not more than three years; or
     (c) the net sale proceeds derived from the sale or transfer by the Borrower or such Restricted Subsidiary of the Property involved are used solely (i) to prepay or retire Funded Debt of the Borrower ranking pari passu with the Debt hereunder or
(ii) for capital improvements with respect to the pipeline systems of the Borrower or any Restricted Subsidiary made in the ordinary course of business of the Borrower or such Restricted Subsidiary; or

     (d)  the Sale-Leaseback Attributable Debt attributable to such
Sale-Leaseback    Transaction   would    be    permitted    under
Section 9.01(e).

     SECTION 9.06.  Nature of Business.

     The Borrower will not, and will not permit any Restricted Subsidiary to, make any material change in the nature of its business as it exists on the date hereof or, in the case of a Restricted Subsidiary, acquired or established after the date hereof, as the nature of the business existed on the date of such acquisition or establishment.

     SECTION 9.07.  Restrictive Agreements.

     The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon the ability of any such Restricted Subsidiary to declare or pay dividends or distributions to its equity holders, to make or repay loans or advances to the Borrower or any other Restricted Subsidiary, to guarantee Indebtedness of the Borrower or any other such Restricted Subsidiary or to transfer any of its property or assets to the Borrower or any such Restricted Subsidiary; provided, that
(A) the foregoing shall not apply to restrictions or conditions imposed by law, this Agreement or any other Loan Document, the Note Agreements or the Indenture (in the case of the Note Agreements and the Indenture, as in effect on the date hereof), and (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of any Restricted Subsidiary of the Borrower pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is sold and such sale is permitted hereunder.

     SECTION 9.08.  Mergers, Etc.

     None of the Borrower, any Guarantor or any Restricted Subsidiary will merge into or with or consolidate with any other Person unless such former entity is the survivor, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person; provided, however, that any Restricted Subsidiary may merge with or into the Borrower, any Guarantor or any other Restricted Subsidiary, even if it is not the surviving entity of such merger.

     SECTION 9.09.  Proceeds of the Loans.

     The Borrower will not permit the proceeds of the Loans to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other Regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

     SECTION 9.10.  ERISA Compliance.

     The  Borrower will not at any time take any of the following
actions  that could reasonably be expected, individually   or  in
the aggregate, to result in a Material Adverse Effect:

     (a) Engage in, or permit any Subsidiary of the Borrower or ERISA Affiliate to engage in, any transaction in connection with which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

     (b) Terminate, or permit any Subsidiary of the Borrower or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, that could result in any liability to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate to the PBGC;

(c) Fail to make, or permit any Subsidiary of the Borrower or ERISA Affiliate to fail to make, full payment when due of all amounts that, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;
     (d) Permit to exist, or allow any Subsidiary of the Borrower or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

     (e) Permit, or allow any Subsidiary of the Borrower or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan that is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of
such  Plan  allocable  to  such benefit  liabilities.   The  term
"actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

(f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary of the Borrower or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;
     (g) Acquire, or permit any Subsidiary of the Borrower or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or
(2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

     (h) Incur, or permit any Subsidiary of the Borrower or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

     (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary of the Borrower or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability;

     (j) Amend or permit any Subsidiary of the Borrower or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code; or

     (k)   Permit to exist any occurrence of a "Reportable Event"
described   in   Section  4043  of  ERISA  and  the   regulations
thereunder.

     SECTION 9.11.  Sale or Discount of Receivables.

     None  of  the  Borrower,  any Guarantor  or  any  Restricted
Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

     SECTION 9.12.  Funded Debt Ratio.

     The Borrower will not permit the Funded Debt Ratio as of the end of any fiscal quarter to be greater than 4.75 to 1.00; provided, however, that for a period of up to two consecutive fiscal quarters (an "Increased Funded Debt Period") within any twelve-month period commencing on the date hereof, the Funded Debt Ratio may exceed 4.75 to 1.00 but shall in no event exceed
5.00 to 1.00; provided, further, that no Increased Funded Debt Period shall occur sooner than two fiscal quarters following any other Increased Funded Debt Period.

     SECTION 9.13.  Fixed Charge Coverage Ratio.

     The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter (calculated quarterly at the end of each fiscal quarter) to be less than 1.25 to 1.00.

     SECTION 9.14.  Sale of Properties.

     The Borrower will not, and will not cause or permit any Guarantor or any Restricted Subsidiary to sell, assign, convey or otherwise transfer any Property or any interest in any Property, unless such Property is not material to the ability of the Borrower or any Restricted Subsidiary to generate EBITDA.

     SECTION 9.15.  Environmental Matters.

     The Borrower shall not, and shall not cause or permit any Guarantor or any Restricted Subsidiary to cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws. If necessary, the Borrower shall timely disclose to the applicable Governmental Authority all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations exist.

     SECTION 9.16.  Transactions with Affiliates.

     The  Borrower  will not, and will not cause  or  permit  any
Guarantor or any Restricted Subsidiary to enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that the foregoing shall not prohibit or prevent the Borrower, any Guarantor or any Restricted Subsidiary from performing under any agreement in effect on the date hereof.

     SECTION 9.17.  Partnership Agreements.

     Without the prior consent of the Required Lenders, which shall not be unreasonably withheld, the Borrower will not amend or permit to be amended in any material respect the Borrower Partnership Agreement or the Buckeye Pipe Line Partnership Agreement.

     SECTION 9.18.  Senior Notes.

     Without the prior consent of the Required Lenders, which shall not be unreasonably withheld, the Borrower will not amend or permit to be amended in any material respect the Senior Notes or the Indenture, except that the Borrower may issue additional indebtedness under supplemental indentures issued under the Indenture if otherwise permitted hereunder and thereunder.

                            ARTICLE X
                   EVENTS OF DEFAULT; REMEDIES

     SECTION 10.01.      Events of Default.

     One or more of the following events shall constitute an "Event of Default":

     (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any fees or other amount payable by it hereunder or under any other Loan Document and such default, other than a default of a payment or prepayment of principal (which shall have no cure period), shall continue unremedied for a period of three Business Days; or

     (b) the Borrower or any Restricted Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $15,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event (after the giving of notice or lapse of time or both, if applicable) is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

     (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Borrower, any Guarantor or any Person on behalf of any Restricted Subsidiary, or any certificate furnished to any Lender or the Agent pursuant to the provisions hereof or any other Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

     (d) the Borrower or any Restricted Subsidiary (despite the fact that such Restricted Subsidiary is not a party to this Agreement) shall default in the performance of any of its obligations under
Article IX; or the Borrower or any Restricted Subsidiary (despite the fact that such Restricted Subsidiary is not a party to this Agreement) shall default in the performance of any of its obligations under Article VIII, any other Article of this Agreement (other than under Article IX) or any other Loan Document (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of 30 days after the earlier to occur of
(i) notice thereof to the Borrower by the Agent or any Lender (through the Agent), or (ii) a Responsible Officer of the Borrower otherwise obtaining actual knowledge of such default; or

     (e) the Borrower shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

(f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment of all or substantially all of its assets for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or
     (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Federal Bankruptcy Code; or

(h) a judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered by a court against the Borrower or any Subsidiary of the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or
(i) any Guaranty after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms, or the Borrower or any Guarantor shall so state in writing; or
(j)  a Change of Control shall occur; or
     (k) any Guarantor shall take, suffer or permit to exist any of the events or conditions referred to in subsection (f), (g), (h) or (i) or any provision of any Guaranty related thereto shall for any reason cease to be valid and binding on the relevant Guarantor or if such Guarantor shall so state in writing;

     (l) any Restricted Subsidiary shall take, suffer or permit to exist any of the events or conditions referred to in subsection
(f), (g), (h) or (i); or

(m) any ERISA Event shall have occurred that could reasonably be expected to result in a Material Adverse Effect, and 30 days after notice shall have been given to the Borrower, such ERISA
Event shall still exist.
     SECTION 10.02.      Remedies.

     (a) In the case of an Event of Default other than one referred to in subsection (f), (g) or (h) of Section 10.01 or in either of subsection (l) or (m) to the extent it relates to subsection (f),
(g) or (h), the Agent, upon request of the Required Lenders, shall, by notice to the Borrower, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (b) In the case of the occurrence of an Event of Default referred to in subsection (f), (g) or (h) of Section 10.01 or in either of subsection (l) and (m) to the extent it relates to subsection (f), (g) or (h), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

(c) All proceeds received after the Termination Date, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents; second to accrued interest hereunder; third to fees; fourth pro rata to principal outstanding hereunder and other Debt hereunder; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.
                           ARTICLE XI
                            THE AGENT

     SECTION 11.01.      The Agent.

     (a) Appointment. Each Lender appoints the Agent (including, without limitation, each successor Agent in accordance with this
Section 11.01) as its nominee and agent to act in its name and on its behalf (and the Agent and each such successor accepts that appointment): (i) to act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to the Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the
Loan   Documents;  (v)  to  be  the  secured  party,   mortgagee,
beneficiary, recipient and similar party in respect of the cash collateral under Section 2.09(b) and any other collateral for the benefit of the Lenders (at any time an Event of Default or Default has occurred and is continuing); (vi) to promptly distribute to it all material information, requests, documents and items received from the Borrower, any of its Subsidiaries or any Restricted Subsidiary under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from it. The Agent, however, may not be required to take any action that exposes it to personal liability
or   that   is  contrary  to  any  Loan  Document  or  applicable
Governmental Requirement. The Agent may execute any of its duties hereunder or under the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (including Borrower's counsel) concerning all matters pertaining to such duties. The Agent shall not be responsible to the Lenders for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (b) Successor. The Agent may, subject (at any time no Event of Default or Default has occurred and is continuing) to the Borrower's prior written consent that may not be unreasonably withheld, assign all of its rights and obligations as the Agent under the Loan Documents to any of its Affiliates, which
Affiliate shall then be the successor Agent under the Loan Documents. The Agent may also, upon 30 days' prior notice to the Borrower and the Lenders, voluntarily resign. If the initial or any  successor Agent ever ceases to be a party to this  Agreement or if the initial or any successor Agent ever resigns, then the Required Lenders shall (which, if no Event of Default or Default has occurred and is continuing, is subject to the Borrower's approval that may not be unreasonably withheld) appoint the successor Agent from among the Lenders (other than the resigning
Agent).   If  the  Required Lenders fail to appoint  a  successor
Agent  within 30 days after the resigning Agent has given  notice of resignation, then the resigning Agent may, on behalf of the Lenders, upon thirty (30) days prior notice to the Borrower, appoint a successor Agent, subject (at any time no Event of Default or Default has occurred and is continuing) to the Borrower's prior written consent that may not be unreasonably withheld, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its
most  recently  published  statement  of  condition).   Upon  its
acceptance of appointment as successor Agent, the successor Agent shall succeed to and become vested with all of the rights, duties and obligations of the prior Agent, and the prior Agent shall be discharged from its duties and obligations as Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning Agent or the successor Agent reasonably requests to reflect the change. After any Agent's resignation as the Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was the Agent under the Loan Documents.

(c) Rights as Lender. The Agent, in its capacity as a Lender, has the same rights under the Loan Documents as any other Lender and may exercise those rights as if it were not acting as the Agent. The Agent's resignation or removal does not impair or otherwise affect any rights that it has or may have in its capacity as an individual Lender. Each Lender and the Borrower agree that the Agent is not a fiduciary for the Lenders or the Borrower but is simply acting in the capacity described in this Agreement to alleviate administrative burdens for the Borrower and the Lenders, that the Agent has no duties or responsibilities to the Lenders or the Borrower except those expressly set forth in the Loan Documents, and that the Agent in its capacity as a Lender has the same rights as any other Lender.
(d) Other Activities. The Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing or other financing transactions with the Borrower, act as trustee or depositary for the Borrower or otherwise be engaged in other transactions with the Borrower (collectively, the "other activities") not the subject of the Loan Documents. Without limiting the rights of the Lenders specifically set forth in the Loan Documents, neither the Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of the Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by the Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities or any property now or hereafter in the Agent's or any other Lender's possession or control that may be or become security for the obligations of the Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by the Agent or any Lender to reduce the obligations hereunder, then each Lender is entitled to share in the application as provided in the Loan Documents).
     SECTION 11.02.      Expenses.

     Each Lender shall pay its Percentage Share of any expenses (including court costs, reasonable attorneys' fees and other costs of collection) incurred by the Agent or in connection with any of the Loan Documents if the Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Percentage Share of any reimbursement that it makes to the Agent if the Agent is subsequently reimbursed from other sources.

     SECTION 11.03.      Proportionate Absorption of Losses.

     Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the obligations hereunder are concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the obligations hereunder (except to the extent unilateral actions or inactions by any Lender result in the Borrower or any other obligor on the obligations hereunder having any credit, allowance, setoff, defense or counterclaim solely with respect to all or any part of that Lender's part of the obligations hereunder).

     SECTION 11.04.      Delegation of Duties; Reliance.

     The Lenders may perform any of their duties or exercise any of their rights under the Loan Documents by or through the Agent, the Lenders and the Agent may perform any of their duties or exercise any of their rights under the Loan Documents by or through their respective representatives. The Agent, the Lenders and their respective representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by the Agent or that Lender (but nothing in this clause (a) permits the Agent to rely on (i) oral statements if a writing is required by this Agreement or (ii) any other writing if a specific writing is required by this Agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligations hereunder for all purposes until written notice of the assignment or transfer is given to and received by the Agent (and any request, authorization, consent or approval of any Lender is conclusive and binding on each subsequent holder, assignee or transferee of or Participant in that Lender's portion of the obligations hereunder until that notice is given and received), (c) are not deemed to have notice of the occurrence of an Default unless a responsible officer of the Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or the Agent has been notified by a Lender or the Borrower, and (d) are entitled to consult with legal counsel (including counsel for the Borrower), independent accountants, and other experts selected by the Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants or experts.

     SECTION 11.05.      Limitation of the Agent's Liability.

     (a) Exculpation. Neither the Agent nor any of its Affiliates or representatives will be liable to any Lender for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for gross negligence or willful misconduct), and neither the Agent nor any of its Affiliates or representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this Agreement negates the obligation of the Agent to account for funds received by it for the account of any Lender).

     (b) Indemnity. Unless indemnified to its satisfaction against loss, cost, liability and expense, the Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If the Agent requests instructions from the Lenders or the Required Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, the Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may the Agent or any of its representatives be required to take any action that it or they determine could incur for it or them
criminal  or  onerous  civil  liability.   Without  limiting  the
generality of the foregoing, no Lender has any right of action against the Agent as a result of the Agent's acting or refraining from acting under this Agreement in accordance with instructions of the Required Lenders.

(c) Reliance. The Agent is not responsible to any Lender, and each Lender represents and warrants that it has not relied upon the Agent in respect of, (i) the creditworthiness of the Borrower or any Guarantor and the risks involved to such Lender, as the case may be, (ii) the effectiveness, enforceability, genuineness, validity or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report or statement made therein or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the obligations hereunder or the existence, priority or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants or conditions of any Loan Document on the part of the General Partner, the Borrower or any Guarantor . EACH LENDER AGREES TO INDEMNIFY THE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S PERCENTAGE SHARE OF) ANY AND ALL LIABILITIES, OBLIGATIONS HEREUNDER, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF THE AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY THE BORROWER OR ANY GUARANTOR. ALTHOUGH THE AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT BY THE LENDERS FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, THE AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     SECTION 11.06.      Event of Default.

     If an Event of Default has occurred and is continuing, the Lenders agree to promptly confer in order that the Required Lenders or the Lenders, as the case may be, may agree upon a course of action for the enforcement of the rights of the Lenders hereunder. The Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from the Required Lenders. In actions with respect to any property of the Borrower or any of its Subsidiaries, the Agent is acting for the ratable benefit of each Lender.

     SECTION 11.07.      Limitation of Liability.

     No Lender will incur any liability to any other Lender except for acts or omissions in bad faith, and neither the Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender.

     SECTION 11.08.      Other Agents.

     On the cover page SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., is named as "Sole Lead Arranger," BNP Paribas is named as "Syndication Agent" and National Australia Bank Limited and KeyBank National Association are named as "Co-Documentation Agents" but do not, in such capacities, assume any responsibility or obligation under this Agreement for syndication, documentation, servicing, enforcement or collection of any part of the obligations hereunder, nor any other duties, as agent for the Lenders.

     SECTION 11.09.      Relationship of Lenders.

     The Loan Documents do not create a partnership or joint venture among the Agent and the Lenders or among the Lenders.

     SECTION 11.10.      Benefits of Agreement.

     None of the provisions of this Article XI inures to the benefit of the Borrower or any Guarantor or any other Person except the Agent and the Lenders. Therefore, neither the Borrower nor any Guarantor nor any other Person is responsible or liable for, entitled to rely upon or entitled to raise as a defense, in any manner whatsoever, the failure of the Agent or any Lender to comply with these provisions.

                           ARTICLE XII
                          MISCELLANEOUS

     SECTION 12.01.      Waiver.

     No failure on the part of the Agent or any Lender to exercise and no delay in exercising and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     SECTION 12.02.      Notices.

     All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents, except that for notices and other communications to the Agent other than payment of money, the Borrower need only send such notices and communications to the Agent care of the Atlanta address of SunTrust; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m.
local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, four Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

     SECTION 12.03.      Payment of Expenses, Indemnities, etc.

     (a)  The Borrower agrees:

          (i) whether or not the transactions hereby contemplated are consummated, to pay to the extent set forth in the Fee Letter all reasonable expenses of the Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Agent and any of the Lenders); and promptly reimburse the Agent for all amounts expended, advanced or incurred by the Agent or the Lenders to satisfy any obligation of the Borrower or the Guarantors under this Agreement or any other Loan Document, including without limitation, all costs and expenses of foreclosure;

          (ii) TO INDEMNIFY THE AGENT AND EACH LENDER AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS BY THE BORROWER, (III) THE OPERATIONS OF THE BUSINESS OF THE BORROWER, ANY GUARANTOR AND THE RESTRICTED SUBSIDIARIES, (IV) THE FAILURE OF THE BORROWER, ANY GUARANTOR OR ANY RESTRICTED SUBSIDIARY TO COMPLY WITH THE TERMS
     OF  ANY LOAN DOCUMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT,
     (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE BORROWER OR THE GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE LOAN DOCUMENTS OR (VII) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND THE AGENT OR A LENDER'S SHAREHOLDERS AGAINST THE AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY; AND

(iii) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS,
COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS,
DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME
SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE
BORROWER, ANY GUARANTOR OR ANY RESTRICTED SUBSIDIARY OR ANY OF
THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES OR HAZARDOUS WASTES ON ANY OF
SUCH PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE
BY THE BORROWER OR ANY RESTRICTED SUBSIDIARY WITH ANY
ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER, ANY GUARANTOR OR
ANY RESTRICTED SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE BORROWER, ANY GUARANTOR OR ANY RESTRICTED SUBSIDIARY OF ANY OF
THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES
WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD
RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES OR
HAZARDOUS WASTES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED
BY THE BORROWER, ANY GUARANTOR OR ANY RESTRICTED SUBSIDIARY, OR
(V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN
CONNECTION WITH THE LOAN DOCUMENTS.
     (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

     (c) In the case of any indemnification hereunder, the Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

(d) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.
(e) The Borrower's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of all amounts outstanding hereunder and shall continue thereafter in full force and effect.
     (f)   The  Borrower  shall pay any amounts  due  under  this
Section 12.03 within 30 days of the receipt by the Borrower of notice of the amount due.

     SECTION 12.04.      Amendments, Etc.

     Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Borrower's and the Required Lenders' prior written consent; provided that (i) no amendment, modification or waiver that extends the final maturity of the Loans, postpones any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder, increases the Aggregate Revolving Credit Commitments), forgives the principal amount of any Debt outstanding under this Agreement, releases any Guarantor of its obligations under the Guaranty, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects this Section 12.04 or Section 12.06(a) or modifies the definition of "Required Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Revolving Credit Commitment of any Lender shall be effective without the consent of such Lender; and
(iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent; provided, further, that this Agreement may be amended and restated without the consent of any Lender or the Agent if, upon giving effect to such amendment and restatement, such Lender or the Agent, as the case may be, shall no longer be a party to this Agreement (as so amended and restated) or have any Commitment or other obligation hereunder and shall have been paid in full all amounts payable hereunder to such Lender or the Agent, as the case may be.

     SECTION 12.05.      Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 12.06.      Assignments and Participations.

     (a) The Borrower may not assign its rights or obligations hereunder without the prior consent of all of the Lenders and the Agent.

     (b) Any Lender may upon the written consent of the Agent (which consent will not be unreasonably withheld) and, if no Event of Default has occurred and is continuing, the Borrower (which consent will not be unreasonably withheld), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit C (an "Assignment Agreement"); provided, however, that (i) any such assignment shall be in the amount of at least $5,000,000 or such assigning Lender's entire Commitment, or  such  lesser  amount  to which the  Borrower  has  consented,
(ii) the assignee or assignor shall pay to the Agent a processing and recordation fee of $1,500 for each assignment and (iii) any assignment to an Affiliate of such Lender will not require the consent of the Agent or the Borrower. Any such assignment will become effective upon the execution and delivery to the Agent of the  Assignment  Agreement  and the  consent  of  the  Agent,  if
required.   Promptly  after  receipt of  an  executed  Assignment
Agreement, the Agent shall send to the Borrower a copy of such executed Assignment Agreement. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected).
The Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this
Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

     (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) forgive any principal owing on any Debt hereunder or extend the final maturity of the Loans,
(y)  reduce the interest rate (other than as a result of  waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of its obligations under its Guaranty or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any  of  the  Commitments or Loans in which such  participant  is
participating.   In  the  case  of any  such  participation,  the
participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set
forth   in   the   agreement  with  such  Lender  creating   such
participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

(d) The Lenders may furnish any information concerning the Borrower, the Guarantors and the Restricted Subsidiaries in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15.
(e) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender identified as such in writing from time to time by the Granting Lender to the Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any such SPC to make any Loan, (ii) if such SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) no SPC or Granting Lender shall be entitled to receive any greater amount pursuant to Article V than the Granting Lender would have been entitled to receive had the Granting Lender not otherwise granted such SPC the option to provide any Loan to the Borrower. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would otherwise be liable so long as, and to the extent that, the related Granting Lender provides such indemnity or makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against or join any other person in instituting against such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. Notwithstanding the foregoing, the Granting Lender unconditionally agrees to indemnify the Borrower, the Agent and each Lender against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be incurred by or asserted against the Borrower, the Agent or such Lender, as the case may be, in any way relating to or arising as a consequence of any such forbearance or delay in the initiation of any such proceeding against its SPC. Each party hereto hereby acknowledges and agrees that no SPC shall have the rights of a Lender hereunder, such rights being retained by the applicable Granting Lender. Accordingly, and without limiting the foregoing, each party hereby further acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any Loan made by an SPC shall be exercised only by the relevant Granting Lender and that each Granting Lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its SPC receive any and all payments made for the benefit of such SPC and take all actions hereunder to the extent, if any, such SPC shall have any rights hereunder. In addition, notwithstanding anything to the contrary contained in this Agreement any SPC may (i) with notice to, but without the prior written consent of any other party hereto, assign all or a portion of its interest in any Loans to the Granting Lender and (ii) disclose on a confidential basis any information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded by an SPC at the time of such amendment.
     (f) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its note issued pursuant to Section 2.07 to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

     (g) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

     SECTION 12.07.      Invalidity.

     In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other Loan Document.

     SECTION 12.08.      Counterparts.

     This   Agreement   may  be  executed  in   any   number   of
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     SECTION 12.09.      References.

     The words "herein", "hereof", "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular Article, Section or Subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an Exhibit or Schedule shall be deemed to refer to the applicable
Exhibit or Schedule attached hereto unless otherwise stated herein.

     SECTION 12.10.      Survival.

     The   obligations  of  the  parties  under   Section   4.06,
Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Debt hereunder or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Debt so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Lenders' rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

     SECTION 12.11.      Captions.

     Captions and Section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     SECTION 12.12.      NO ORAL AGREEMENTS.

     THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 12.13.      GOVERNING LAW; SUBMISSION TO JURISDICTION.

     (a) THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW  YORK,
OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT, THE GENERAL PARTNER AND EACH LENDER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE BORROWER, THE AGENT, THE GENERAL PARTNER AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE PARTIES FROM OBTAINING JURISDICTION OVER OTHER PARTIES IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) THE BORROWER AND THE GENERAL PARTNER HEREBY IRREVOCABLY DESIGNATE CT CORPORATION LOCATED AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THE DESIGNEE, APPOINTEE AND AGENT OF ITSELF TO RECEIVE, FOR AND ON BEHALF OF ITSELF, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO THE BORROWER AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW, BUT THE FAILURE OF ANY OF THE BORROWER OR
THE GENERAL PARTNER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE BORROWER AND THE GENERAL PARTNER FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS SAID ADDRESS, SUCH SERVICE TO
BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.
     (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

     (e)  THE BORROWER, THE GENERAL PARTNER AND EACH LENDER HEREBY
(i) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS
SECTION 12.13.

     SECTION 12.14.      Interest.

     It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such  Lender  under any of the Loan Documents  or  agreements  or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Debt (or, to the extent that the principal amount of the Debt shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and
(ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Debt (or, to the extent that the principal amount of the Debt shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time
(i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14.

     SECTION 12.15.      Confidentiality.

     In the event that the Borrower or any Guarantor provides to the Agent or the Lenders written confidential information belonging to the Borrower or such Guarantor, if the Borrower or such Guarantor shall denominate such information in writing as "confidential", the Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Agent or the Lenders breaching their obligation of confidence to the Borrower and such Guarantor,
(iii) are previously known by the Agent or the Lenders from some source other than the Borrower or such Guarantor, (iv) are hereafter developed by the Agent or the Lenders without using the Borrower's or such Guarantor's information, (v) are hereafter obtained by or available to the Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower or such Guarantor with respect to such information or through any other means other than through disclosure by the Borrower or such Guarantor, (vi) are disclosed with the Borrower's or the Guarantor's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental
Authority in any judicial, arbitration or governmental proceeding. Further, except where prohibited by applicable law, the Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three years from the date the information was furnished, unless the Borrower and the Guarantors request in writing at least 30 days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. Each of the Borrower and the Guarantors waives any and all other rights it may have to confidentiality as against the Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

     Notwithstanding any conditions of confidentiality imposed by this Section 12.15, each party hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to any such party relating to such U.S. tax treatment or U.S. tax structure.

     SECTION 12.16.      EXCULPATION PROVISIONS.

     EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION.

                 [Signatures Begin on Next Page]

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                     BUCKEYE PARTNERS, L.P.

                              ByBuckeye Pipe Line Company, its
                                general partner


                                By STEPHEN C. MUTHER
                                   Name:  Stephen C. Muther
                                        Title:       Sr.     Vice
                                        President,
                                        Administration,   General
                                        Counsel and Secretary


                              Address for Notices:

                              5 Radnor Corporate Center
                              Suite 500
                              100 Matsonford Road
                              Radnor, PA 19087
                              Telecopier No.:
                              Telephone No.:
                              Attention:

                              SUNTRUST BANK

                              By    DAVID J. EDGE
                                Name:  David J. Edge
                                Title:  Director


                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              303 Peachtree Street, N.E.
                              Atlanta, Georgia  30308
                              Telecopier No.:
                              Telephone No.:
                              Attention:

                              Address for Notices:

                              303 Peachtree Street, N.E.
                              Atlanta, Georgia  30308
                              Telecopier No.:
                              Telephone No.:
                              Attention:
                              KEYBANK NATIONAL ASSOCIATION

                              By   KEVEN D. SMITH
                                Name:  Keven D. Smith
                                Title:   Vice President



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              KeyBank National Association
                              127 Public Square, 6th Floor
                              Mail Code  OH-01-27-0611
                              Cleveland, OH  44114
                              Telecopier No.: 216-689-4981
                              Telephone No.:  216-689-4448
                              Attention:  Laura Brinkley

                              Address for Notices:

                              KeyBank National Association
                              127 Public Square, 6th Floor
                              Mail Code  OH-01-27-0611
                              Cleveland, OH  44114
                              Telecopier No.: 216-689-4981
                              Telephone No.:  216-689-4448
                              Attention:  Laura Brinkley

                              BNP PARIBAS

                              By    EVAN R. SWANN __
                                Name:  Evan R. Swann
                                Title:  Director

                              By    GREG SMOTHERS __
                                Name:  Greg Smothers
                                Title:  Vice President


                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              919 Third Avenue
                              New York, NY 10022
                              Telecopier No.:  212-841-2683
                              Telephone No.:  212-471-6457
                              Attention:  Peter Medina

                              Address for Notices:

                              1200 Smith Street, Suite 3100
                              Houston, TX  77002
                              Telecopier No.:  713-659-6915
                              Telephone No.:  713-982-1100
                              Attention:  Joe Onischuk

                              NATIONAL AUSTRALIA BANK LTD.

                              By   TOM CRONIN
                                Name:  Tom Cronin
                                Title:    Director



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              200 Park Avenue
                              New York, NY  10166
                              Telecopier No.: 212-490-8087
                              Telephone No.:  212-916-
                              9539/9628/6549
                              Attention:  Kevin Spencer/Ivan
                                     Arroyo/Barbara Sees

                              Address for Notices:

                              See above.

                              PNC BANK, NATIONAL ASSOCIATION

                              By   FRANK A. PUGLIESE
                                Name:  Frank A. Pugliese
                                Title:   Vice President



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              1600 Market Street
                              21st Floor  (F2-F070-21-1)
                              Philadelphia, PA  19312
                              Telecopier No.:  215-585-6987
                              Telephone No.:  215-585-5961
                              Attention:  Frank Pugliese

                              Address for Notices:

                              1600 Market Street
                              21st Floor  (F2-F070-21-1)
                              Philadelphia, PA  19312
                              Telecopier No.:  215-585-6987
                              Telephone No.:  215-585-5961
                              Attention:  Frank Pugliese
                              WACHOVIA BANK, NATIONAL ASSOCIATION

                              By   CAROL S. ORELLANA
                                Name:  Carol S. Orellana
                                Title:    Vice President



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              10 South Jefferson Street
                              Roanoke, VA  24011
                              Telecopier No.:  540-857-4635
                              Telephone No.:  540-857-4515
                              Attention:  Kathleen Hansen

                              Address for Notices:

                              2240 Butler Pike
                              PA 5414
                              Plymouth Meeting, PA  19462
                              Telecopier No.:  610-941-3129
                              Telephone No.:  610-941-3162
                              Attention:  Carol Orellana

                              FLEET NATIONAL BANK

                              By   JILL A. CALABRESE BAIN
                                Name:  Jill A. Calabrese Bain
                                Title:  Director



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              100 Federal Street / MA DE 10009G
                              Boston, MA  02110
                              Telecopier No.:  617-434-0201
                              Telephone No.:  617-434-9723
                              Attention:  Ruth Sawyer

                              Address for Notices:

                              100 Federal Street / MA DE 10009H
                              Boston, MA  02110
                              Telecopier No.:  617-434-3652
                              Telephone No.:  617-434-9579
                              Attention:  Jill A. Calabrese Bain

                              CITIBANK, N.A.

                              By   JERONNE JETER
                                Name:  Jeronne Jeter
                                Title:  Attorney-in-Fact



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              Citibank, N.A.
                              399 Park Avenue
                              New York, NY  10043

                              Address for Notices:

                              One Penn's Way, 2nd Floor
                              New Castle, DE  19720
                              Telecopier No.:  302-894-6120
                              Telephone No.:  302-894-6109
                              Attention:  Dennis Banfield


                              JPMORGAN CHASE BANK

                              By   LEE P. BRENNAN
                                Name:  Lee P. Brennan
                                Title:  Vice President



                              Lending Office for Base Rate Loans
                              and LIBOR Loans:

                              JPMorgan Chase Bank
                              270 Park Avenue
                              New York, NY  10017
                              Telecopier No.:  973-439-5013/5014
                              Telephone No.:  973-439-5021
                              Attention:  Dorette Amsterdam

                              Address for Notices:

                              JPMorgan Chase Bank
                              One Rivefront Plaza, Floor 2
                              Newark, NJ  07102
                              Telecopier No.:  973-353-6158
                              Telephone No.:  973-353-6162
                              Attention:  Lee Brennan

                             ANNEX I
                        364-DAY FACILITY

   LIST OF PERCENTAGE SHARES AND REVOLVING CREDIT COMMITMENTS
   Name of Lender          Percentage Share          Revolving
                                                      Credit
                                                    Commitments
SunTrust Bank          17.5%                        $17,500,000
KeyBank National       17.5%                        $17,500,000
Association
BNP Paribas            15.5%                        $15,500,000
National Australia     11.0%                        $11,000,000
Bank Ltd.
PNC Bank, National     11.0%                        $11,000,000
Association
Wachovia Bank,         9.0%                         $9,000,000
National Association
Fleet National Bank    8.5%                         $8,500,000
Citibank, N.A.         5.0%                         $5,000,000
JPMorgan Chase Bank    5.0%                         $5,000,000

                            EXHIBIT A
     FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST
                       _____________, 200_


     BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), pursuant to the Credit Agreement dated as of [September 3, 2003], among the Borrower, SunTrust Bank, as agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders (together with all amendments or supplements thereto, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

     1.   Loans:

     (a)  Aggregate amount of new Loans to be
        $_____________________;

     (b)  Requested funding date is _____________, 200__;

     (c)  $____________________ of such borrowings are to be LIBOR
        Loans;

        $____________________ of such borrowings are to be Base
        Rate Loans;
        and

     (d)  Length of Interest Period for LIBOR Loans is:
        ____________________.

     2.   LIBOR Loan Continuation for LIBOR Loans maturing on
        ________________.

     (a) Aggregate amount to be continued as LIBOR Loans is $_________________;

     (b) Aggregate amount to be converted to Base Rate Loans is $_________________;

     (c)  Length of Interest Period for continued LIBOR Loans is
        ____________________.

     3.   Conversion of Outstanding Base Rate Loans to LIBOR Loans:

        Convert $____________ of the outstanding Base
        Rate Loans     to LIBOR Loans on ____________
        with an Interest Period of ____________.

     4.   Conversion of outstanding LIBOR Loans to Base Rate Loans:

        Convert $_______________ of the outstanding LIBOR
        Loans with Interest Period maturing on
        _____________, 200__, to Base Rate Loans.

     The undersigned certifies that he is the __________ of the general partner of Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                              BUCKEYE PARTNERS, L.P.

                              ByBuckeye Pipe Line Company, its
                                general partner


                                By
                                   Name:
                                   Title:


                            EXHIBIT B
                 FORM OF COMPLIANCE CERTIFICATE

     The undersigned hereby certifies that it is the general partner of BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and that, as such, it is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement, dated as of [September 3, 2003], among the Borrower, SunTrust Bank, as agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders (together with all amendments or supplements thereto being the "Credit Agreement"), the undersigned, on behalf of the Borrower, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

          (a) The representations and warranties of the Borrower contained in Article VII of the Credit Agreement and in the other Loan
     Documents and otherwise made in writing by or on behalf of the Borrower pursuant to the Credit Agreement and the other Loan
     Documents were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except as such representations and warranties are modified to give effect to the transactions expressly permitted by the Credit Agreement.

          (b) The Borrower has performed and complied with all agreements and conditions contained in the Credit Agreement and in the other Loan Documents required to be performed or complied with by it prior to or at the time of delivery hereof.

          (c) None of the Borrower or any Restricted Subsidiary of the Borrower has incurred any material liabilities, direct or contingent, since [date of last audited financial statements delivered] except those set forth in Schedule 9.01 to the Credit Agreement and except those not prohibited by the terms of the Credit Agreement or consented to by the Lenders in writing.

          (d) Since [date of last audited financial statements delivered], no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary of the Borrower which would have a Material Adverse
     Effect.

          (e) There exists, and, after giving effect to the Loan or Loans with respect to which this certificate is being delivered, will exist, no Default under the Credit Agreement.

          (f) The financial statements furnished to the Agent with this certificate fairly present, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, the [fiscal quarter][fiscal year] ending _______ __, 20__and such financial statements have been prepared in accordance with the accounting requirements specified in the Credit Agreement.

          (g)  Attached hereto are the detailed computations necessary to
     determine  whether  the  Borrower  is  in  compliance   with
     Sections 9.12 and 9.13 of the Credit Agreement as of the end of the [fiscal quarter] [fiscal year] ending ________________.

     The officer signing this Certificate on behalf of the General Partner hereby certifies that he/she holds the office set forth under his/her signature and is authorized to execute this Certificate on behalf of the General Partner.

     EXECUTED AND DELIVERED this ____ day of ________________.



                              BUCKEYE PARTNERS, L.P.

                              By: Buckeye Pipe Line Company, its
                                general partner


                                By
                                   Name:
                                   Title:


                            EXHIBIT C
                  FORM OF ASSIGNMENT AGREEMENT

     ASSIGNMENT    AGREEMENT   ("Agreement")    dated    as    of
_____________,  200__  between:  _________________________   (the
"Assignor") and _________________________ (the "Assignee").

                            RECITALS

     A. The Assignor is a party to the Credit Agreement dated as of [September 3, 2003] (as amended and supplemented and in effect
from   time  to  time,  the  "Credit  Agreement")  among  Buckeye
Partners, L.P., a limited partnership (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in
Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and SunTrust Bank, in its individual capacity, ("SunTrust") and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

     B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all] [a portion] of the Assignor's Commitment and outstanding Loans, all on the terms and conditions of this Agreement.

     C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I
                           DEFINITIONS

     Section 1.01.  Definitions.

     All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

     Section 1.02.  Other Definitions.

     As used herein, the following terms have the following respective meanings:

          "Assigned Interest" shall mean all of Assignor's rights and obligations (i) under the Credit Agreement and the other Loan Documents in respect of the Commitment of the Assignor in the principal amount equal to $______________, and
     (ii) to make Loans under the Commitment and any right to receive payments for the Loans outstanding under the Commitment assigned hereby of $_______________ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

          "Assignment Date" shall mean _____________, 200__.

                           ARTICLE II
                       SALE AND ASSIGNMENT

     Section 2.01.  Sale and Assignment.

     On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

     Section 2.02.  Assumption of Obligations.

     The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Loan Documents in respect of the Assigned Interest.

     Section 2.03.  Consent by Agent.

     By executing this Agreement as provided below, in accordance with Section 12.06(b)of the Credit Agreement, the Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

                           ARTICLE III
                            PAYMENTS

     Section 3.01.  Payments.

     As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the [Loan Balance], if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02(iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

     Section 3.02.  Allocation of Payments.

     The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     Section 3.03.  Further Assurances.

     The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

                           ARTICLE IV
                      CONDITIONS PRECEDENT

     Section 4.01.  Conditions Precedent.

     The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

          (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

          (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

          (c)  the acknowledgment and consent by the Agent contemplated by
     Section 2.03 hereof.

                            ARTICLE V
                 REPRESENTATIONS AND WARRANTIES

     Section  5.01.   Representations  and  Warranties   of   the
Assignor.

     The Assignor represents and warrants to the Assignee as follows:

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

          (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

          (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

     Section 5.02.  Disclaimer.

     Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries or any other obligor or guarantor, or any other matter relating to the Credit Agreement or any other Loan Document or any extension of credit thereunder.

     Section  5.03.   Representations  and  Warranties   of   the
Assignee.

     The Assignee represents and warrants to the Assignor as follows:

          (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

          (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

          (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

          (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

          (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Loan Documents and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

          (f) the Assignee hereby affirms that the representations contained in Section 4.06(d) of the Credit Agreement, if applicable, are true and accurate as to it and the Assignee has contemporaneously herewith delivered to the Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06(d); and

          (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.

                           ARTICLE VI
                          MISCELLANEOUS

     Section 6.01.  Notices.

     All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

     Section 6.02.  Amendment, Modification or Waiver.

     No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Agent.

     Section 6.03.  Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

     Section 6.04.  Assignments.

     Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

     Section 6.05.  Captions.

     The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 6.06.  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.07.  Governing Law.

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 6.08.  Expenses.

     To the extent not paid by the Borrower pursuant to the terms of  the  Credit Agreement, each party hereto shall bear  its  own
expenses   in   connection  with  the  execution,  delivery   and
performance of this Agreement.

     Section 6.09.  Waiver of Jury Trial.

     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE
FULLEST  EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO  TRIAL  BY
JURY  IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO  THIS
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                              ASSIGNOR:



                              By
                                Name:
                                Title:

                              Address for Notices:





                              Telecopier No.:
                              Telephone No.:
                              Attention:



                              ASSIGNEE:



                              By
                                Name:
                                Title:

                              Address for Notices:





                              Telecopier No.:
                              Telephone No.:
                              Attention:


ACKNOWLEDGED AND CONSENTED TO:

                             ,
as Agent



By
  Name:
  Title:


                           EXHIBIT D-1

                     RESTRICTED SUBSIDIARIES
                      AS OF THE DATE HEREOF



                 Buckeye Pipe Line Company, L.P.
                Buckeye Pipe Line Holdings, L.P.
               Buckeye Gulf Coast Holdings I, LLC
               Buckeye Gulf Coast Holdings II, LLC
               Buckeye Gulf Coast Pipe Lines, L.P.
                     Buckeye Terminals, LLC
                  Norco Pipe Line Company, LLC
               Everglades Pipe Line Company, L.P.
           Buckeye Pipe Line Company of Michigan, L.P.
                 Laurel Pipe Line Company, L.P.


                           EXHIBIT D-2

                    UNRESTRICTED SUBSIDIARIES
                      AS OF THE DATE HEREOF




                  WesPac Pipelines - Austin LLC
                 WesPac Pipelines - Memphis LLC
                   WesPac Pipelines - Reno LLC
                WesPac Pipelines - San Diego LLC
                 WesPac Pipelines - San Jose LLC
                      Buckeye Telecom, L.P.
                Buckeye Products Pipe Line, L.P.
                   Gulf Coast Pipe Line, L.P.
              Gulf Coast / Products GP Holding, LLC
                Gulf Coast / Products Holding, LP


                            EXHIBIT E
                        FORM OF GUARANTY

     THIS  GUARANTY, dated as of [September 3, 2003] by [NAME  OF
GUARANTOR] (the "Guarantor"), is in favor of SUNTRUST BANK, as agent (the "Agent") for the lenders (the "Lenders") that are or become parties to the Credit Agreement defined below.

                      W I T N E S S E T H:

     WHEREAS, on even date herewith, BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the Agent and the Lenders have entered into that certain 364-Day Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, one of the terms and conditions stated in the Credit Agreement for the making of the loans described therein is the execution and delivery to the Agent for the benefit of the Lenders of this Guaranty;

     NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Credit Agreement, (ii) to induce the Lenders, at any time or from time to time, to loan monies, with or without security to or for the account of Borrower in accordance with the terms of the Credit Agreement, (iii) at the special insistence and request of the Lenders, and (iv) for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees as follows:

                            ARTICLE I
                          GENERAL TERMS

     Section 1.01.  Certain Definitions.

     As used in this Guaranty, the following terms shall have the following meanings, unless the context otherwise requires:

          "Agent" shall have the meaning assigned such term in the preamble to this Guaranty.

          "Borrower" shall have the meaning assigned such term in the preamble to this Guaranty.

          "Contribution Obligation" shall mean an amount equal, at any time and from time to time and for each respective Subsidiary Guarantor, to the product of (i) its Contribution Percentage times (ii) the sum of all payments made previous to or at the time of calculation by all Subsidiary Guarantors in respect of the Liabilities, as a Subsidiary Guarantor (less the amount of any such payments previously returned to any Subsidiary Guarantor by operation of law or otherwise, but not including payments received by any Subsidiary Guarantor by way of its rights of subrogation and contribution under Section 2.09 of the other Guaranty), provided, however, such Contribution Obligation for any Subsidiary Guarantor shall in no event exceed such Subsidiary Guarantor's Maximum Guaranteed Amount, as defined in the respective Guaranty of such Subsidiary Guarantor.

          "Contribution Percentage" shall mean for any Subsidiary Guarantor for any applicable date as of which such percentage is being determined, an amount equal to the quotient of (i) the Net Worth of such Subsidiary Guarantor as of such date, divided by (ii) the sum of the Net Worth of all the Subsidiary Guarantors as of such date.

          "Credit Agreement" shall have the meaning assigned such term in the preamble to this Guaranty.

          "Guarantor" shall have the meaning assigned such term in the preamble to this Guaranty.

          "Guarantor Claims" shall have the meaning indicated  in
     Section 4.01 hereof.

          "Guaranty" shall mean this Guaranty, and where the context indicates, the Guaranty of any other Subsidiary
     Guarantor, as the same may from time to time be amended, supplemented, or otherwise modified.

          "Lenders" shall have the meaning assigned such term in the preamble to this Guaranty.

          "Liabilities" shall mean (a) any and all indebtedness, obligations and liabilities of the Borrower pursuant to the Credit Agreement, including without limitation, (i) the unpaid principal of and interest under the Credit Agreement, including without limitation, interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding, (ii) payment of and performance of any and all Hedging Agreements between the Borrower and any of the Lenders or their Affiliates, and
     (iii) any additional Loans made by the Lenders to the Borrower; (b) any and all other indebtedness, obligations and liabilities of any kind of the Borrower to the Lenders, now or hereafter existing, arising directly between the Borrower and the Lenders or acquired outright, as a participation, conditionally or as collateral security from another by the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lenders of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise and (c) all renewals, rearrangements, substitutions, increases, extensions for any period, amendments or supplements in whole or in part of the Credit Agreement or any documents evidencing the above.

          "Maximum Guaranteed Amount" shall mean, for the Guarantor, the greater of (i) the "reasonably equivalent value" or "fair consideration" (or equivalent concept) received by the Guarantor in exchange for the obligation incurred hereunder, within the meaning of any applicable state or federal fraudulent conveyance or transfer laws; or
     (ii) the lesser of (a) the maximum amount that will not render the Guarantor insolvent, or (b) the maximum amount that will not leave the Guarantor with any property deemed an unreasonably small capital. Clauses (a) and (b) are and shall be determined pursuant to and as of the appropriate date mandated by such applicable state or federal fraudulent conveyance or transfer laws and to the extent allowed by law take into account the rights to contribution and subrogation under Section 2.08 in each Guaranty so as to provide for the largest Maximum Guaranteed Amount possible.

          "Net Payments" shall mean an amount equal, at any time and from time to time and for each respective Subsidiary Guarantor, to the difference of (i) the sum of all payments made previous to or at the time of calculation by such Subsidiary Guarantor in respect to the Liabilities, as a Subsidiary Guarantor, and in respect of its obligations contained in this Guaranty, less (ii) the sum of all such payments previously returned to such Subsidiary Guarantor by operation of law or otherwise and including payments received by such Subsidiary Guarantor by way of its rights of subrogation and contribution under Section 2.08 of the other Guaranty.

          "Net Worth" shall mean for any Subsidiary Guarantor, calculated on and as of any applicable date on which such amount is being determined, the difference between (i) the sum of all such Subsidiary Guarantor's property, at a fair valuation and as of such date, minus (ii) the sum of all such Subsidiary Guarantor's debts, at a fair valuation and as of such date, excluding the Liabilities.

          "Subsidiary Guarantors" shall mean the Guarantor and any other Affiliate of the Borrower which executes a guaranty securing the Liabilities.

     Section 1.02.  Credit Agreement Definitions.

     Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein.

                           ARTICLE II
                          THE GUARANTY

     Section 2.01.  Liabilities Guaranteed.

     Guarantor hereby irrevocably and unconditionally guarantees in favor of the Agent for the benefit of the Lenders the prompt payment of the Liabilities when due, whether at maturity or otherwise, provided, however, that, notwithstanding anything herein or in any other Loan Document to the contrary, the maximum liability of Guarantor hereunder shall in no event exceed the Maximum Guaranteed Amount.

     Section 2.02.  Nature of Guaranty.

     This Guaranty is an absolute, irrevocable, completed and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to Borrower need be given to Guarantor. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to debt under the Liabilities arising or created after any attempted revocation by Guarantor and shall remain in full force and effect until the Liabilities are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto no Liabilities may be outstanding. The Borrower and the Lenders may modify, alter, rearrange, extend for any period and/or renew from time to time, the Liabilities, and the Lenders may waive any Default or Event of Default without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on the Liabilities. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Liabilities is rescinded or must otherwise be returned by any of the Lenders upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty may be enforced by the Agent and any subsequent holder of any of the Liabilities and shall not be discharged by the assignment or negotiation of all or part of the Liabilities. Except as otherwise expressly provided herein, Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Liabilities, and also notice of acceptance of this Guaranty, acceptance on the part of the Lenders being conclusively presumed by the Lenders' request for this Guaranty and delivery of the same to the Agent.

     Section 2.03.  Guarantor's Waivers.

     Guarantor waives any right to require any of the Lenders  to
(i) proceed against Borrower or any other person liable on the Liabilities, (ii) enforce any of their rights against any other guarantor of the Liabilities, (iii) proceed or enforce any of their rights against or exhaust any security given to secure the Liabilities, (iv) have Borrower joined with Guarantor in any suit arising out of this Guaranty and/or the Liabilities, or
(v) pursue any other remedy in the Lenders' powers whatsoever. The Lenders shall not be required to mitigate damages or take any action to reduce, collect or enforce the Liabilities. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Borrower or any other guarantor of the Liabilities, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of the Lenders under any of the Loan Documents shall be in the sole and absolute discretion of the Agent, and no delay by the Agent in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to the Guarantor's liability under this Guaranty.

     Section 2.04.  Maturity of Liabilities; Payment.

     Guarantor agrees that if the maturity of any of the Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice to Guarantor. Guarantor will, forthwith upon notice from the Agent, pay to the Agent the amount due and unpaid by Borrower and guaranteed hereby. The failure of the Agent to give this notice shall not in any way release Guarantor hereunder.

     Section 2.05.  Agent's Expenses.

     If Guarantor fails to pay the Liabilities after notice from the Agent of Borrower's failure to pay any Liabilities at maturity, and if the Agent obtains the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtaining advice of counsel in respect of any of their rights under this Guaranty, or if suit is filed to enforce this Guaranty, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay to the Agent the Agent's reasonable attorneys' fees.

     Section 2.06.  Liability.

     It is expressly agreed that the liability of the Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

     Section  2.07.   Events and Circumstances  Not  Reducing  or
Discharging Guarantor's Obligations.

     Guarantor hereby consents and agrees to each of the following to the fullest extent permitted by law, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

          (a) Modifications, etc. Any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Liabilities or the Credit Agreement or any instrument
     executed  in  connection  therewith,  or  any  contract   or
     understanding between Borrower and any of the Lenders, or any other Person, pertaining to the Liabilities;

          (b) Adjustment, etc. Any adjustment, indulgence, forbearance or compromise that might be granted or given by any of the Lenders to Borrower or Guarantor or any Person liable on the Liabilities;

          (c) Condition of Borrower or Guarantor. The insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Borrower or Guarantor or any other Person at any time liable for the payment of all or part of the Liabilities; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

          (d) Invalidity of Liabilities. The invalidity, illegality or unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including without limitation the fact that the Liabilities, or any part thereof, exceed the amount permitted by law, the act of creating the Liabilities or any part thereof is ultra vires, the officers or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Liabilities wholly or partially uncollectible from Borrower, the creation, performance or repayment of the Liabilities (or the execution, delivery and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible or unenforceable, or the Credit Agreement or other documents or instruments pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic;

          (e) Release of Obligors. Any full or partial release of the liability of Borrower on the Liabilities or any part thereof, of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Liabilities or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Liabilities in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties other than the Borrower will be liable to perform the Liabilities, or the Lenders will look to other parties to perform the Liabilities.

          (f) Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Liabilities;

          (g) Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Liabilities;

          (h) Care and Diligence. The failure of the Lenders or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

          (i) Status of Liens. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Liabilities;

          (j) Payments Rescinded. Any payment by Borrower to the Lenders is held to constitute a preference under the bankruptcy laws, or for any reason the Lenders are required to refund such payment or pay such amount to Borrower or someone else; or

          (k) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.

     Section 2.08.  Right of Subrogation and Contribution.

     If Guarantor makes a payment in respect of the Liabilities, it shall be subrogated to the rights of the Lenders against the Borrower with respect to such payment and shall have the rights of contribution against the other Subsidiary Guarantors set forth in Section 2.08 of the Subsidiary Guarantors' Guaranty; provided that Guarantor shall not enforce its rights to any payment by way of subrogation or by exercising its rights of contribution or reimbursement or the right to participate in any security now or hereafter held by or for the benefit of the Lenders until the Liabilities have been paid in full. The Guarantor agrees that after all the Liabilities have been paid in full that if its then current Net Payments are less than the amount of its then current Contribution Obligation, Guarantor shall pay to the other Subsidiary Guarantors an amount (together with any payments required of the other Subsidiary Guarantors by Section 2.08 of each other Guaranty) such that the Net Payments made by all Subsidiary Guarantors in respect of the Liabilities shall be shared among all of the Subsidiary Guarantors in proportion to their respective Contribution Percentage.

                           ARTICLE III
                 REPRESENTATIONS AND WARRANTIES

     Section 3.01.  By Guarantor.

     In  order  to  induce the Lenders to accept  this  Guaranty,
Guarantor   represents  and  warrants  to  the   Lenders   (which
representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

          (a) Benefit to Guarantor. Guarantor's guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor.

          (b) Existence. Guarantor is a [limited partnership] duly organized, legally existing and in good standing under the laws of [the State of Delaware] and is duly qualified in all jurisdictions wherein the property owned or the business transacted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

          (c) Partnership Power and Authorization. Guarantor is duly authorized and empowered to execute, deliver and perform this Guaranty and all action on Guarantor's part requisite for the due execution, delivery and performance of this Guaranty has been duly and effectively taken.

          (d) Binding Obligations. This Guaranty constitutes valid and binding obligations of Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, or similar laws generally affecting the enforcement of creditors' rights).

          (e) No Legal Bar or Resultant Lien. This Guaranty will not violate any provisions of Guarantor's [agreement of limited partnership], or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Guarantor is subject, or result in the creation or imposition of any Lien upon any Properties of Guarantor.

          (f) No Consent. Guarantor's execution, delivery and performance of this Guaranty does not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

          (g) Solvency. The Guarantor hereby represents that (i) it is not insolvent as of the date hereof and will not be rendered insolvent as a result of this Guaranty, (ii) it is not engaged in business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

     Section 3.02.  No Representation by Lenders.

     Neither the Lenders nor any other Person has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty.

                           ARTICLE IV
                  SUBORDINATION OF INDEBTEDNESS

     Section 4.01.  Subordination of All Guarantor Claims.

     As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower arising as a result of subrogation or otherwise as a result of Guarantor's payment of all or a portion of the Liabilities. Until the Liabilities shall be paid and satisfied in full and Guarantor shall have performed all of its obligations hereunder, except as otherwise not prohibited by the Credit Agreement, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     Section 4.02.  Claims in Bankruptcy.

     In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Lenders shall have the right to prove their claim in any proceeding, so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to the Lenders. Should the Agent or any Lender receive, for application upon the Liabilities, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment in full of the Liabilities, Guarantor shall become subrogated to the rights of the Lenders to the extent that such payments to the Lenders on the Guarantor Claims have contributed toward the liquidation of the Liabilities, and such subrogation shall be with respect to that proportion of the Liabilities which would have been unpaid if the Agent or a Lender had not received dividends or payments upon the Guarantor Claims.

     Section 4.03.  Payments Held in Trust.

     In the event that notwithstanding Sections 4.01 and 4.02 above, Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, Guarantor agrees to hold in trust for the Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Agent, and Guarantor covenants promptly to pay the same to the Agent.

     Section 4.04.  Liens Subordinate.

     Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Liabilities, regardless of whether such encumbrances in favor of Guarantor, the Agent or the Lenders presently exist or are hereafter created or attach. Without the prior written consent of the Lenders, Guarantor shall not
(a) exercise or enforce any creditor's right it may have against the Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any lien, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

     Section 4.05.  Notation of Records.

     All promissory notes, accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

                            ARTICLE V
                          MISCELLANEOUS

     Section 5.01.  Successors and Assigns.

     This Guaranty is and shall be in every particular available to the successors and assigns of the Lenders and is and shall always be fully binding upon the legal representatives, heirs, successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty applies, may be actually advanced after any bankruptcy, receivership, reorganization, death, disability or other event affecting Guarantor.

     Section 5.02.  Notices.

     Any notice or demand to Guarantor under or in connection with this Guaranty may be given and shall conclusively be deemed and considered to have been given and received in accordance with
Section 12.02 of the Credit Agreement, addressed to Guarantor at the address on the signature page hereof or at such other address provided to the Agent in writing.

     Section 5.03.  Business and Financial Information.

     The Guarantor will promptly furnish to the Agent and the Lenders from time to time upon request such information regarding the business and affairs and financial condition of the Guarantor and its subsidiaries as the Agent and the Lenders may reasonably request.

     Section 5.04.  Construction.

     This Guaranty is a contract made under and shall be construed in accordance with and governed by the law of the State of New York.

     Section 5.05.  Invalidity.

     In the event that any one or more of the provisions contained in this Guaranty shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty.

     Section 5.06.  Entire Agreement.

     THIS WRITTEN GUARANTY EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE LENDERS AND THE GUARANTOR AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

                              [NAME OF GUARANTOR]

                              By _______________________,
                                its General Partner

                                By
                                   Name:
                                   Title:



                      [NOTARY IF REQUIRED]